FIDELITY
EXPORT AND MULTINATIONAL
FUND

ANNUAL REPORT
AUGUST 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of the major shifts
                           in the fund's investments
                           over the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   17  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  21  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  25  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          26

OF SPECIAL NOTE        27

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Distributors Corporation.

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This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

In late August, just days after making what many market observers felt would be the final interest-rate hike of 1999, Federal Reserve Board Chairman Alan Greenspan re-ignited fears of further increases, calling the continued rise of stocks "inexplicable." He also indicated that stock movements would play a larger role in future monetary policy deliberations. In response, equity and bond markets retreated from solid gains earned earlier in the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  LIFE OF FUND

FIDELITY EXPORT AND             43.76%       215.27%
MULTINATIONAL

FIDELITY EXPORT AND             39.45%       205.81%
MULTINATIONAL (INCL. 3.00%
SALES CHARGE)

S&P 500 (registered trademark)  39.82%       219.75%

Growth Funds Average            40.40%       n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on October 4, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,091 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999    PAST 1 YEAR  LIFE OF FUND

FIDELITY EXPORT AND              43.76%       26.35%
MULTINATIONAL

FIDELITY EXPORT AND              39.45%       25.57%
MULTINATIONAL (INCL. 3.00%
SALES CHARGE)

S&P 500                          39.82%       26.71%

Growth Funds Average             40.40%       n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Export and Multinational    S&P 500
             00332                       SP001
  1994/10/04       9700.00                    10000.00
  1994/10/31      10252.90                    10405.06
  1994/11/30       9932.80                    10026.11
  1994/12/31       9942.83                    10174.80
  1995/01/31       9729.22                    10438.63
  1995/02/28      10185.58                    10845.42
  1995/03/31      10418.61                    11165.47
  1995/04/30      10942.94                    11494.29
  1995/05/31      11389.59                    11953.72
  1995/06/30      12583.90                    12231.41
  1995/07/31      13516.04                    12637.00
  1995/08/31      13807.33                    12668.72
  1995/09/30      14302.53                    13203.34
  1995/10/31      13083.96                    13156.20
  1995/11/30      13371.84                    13733.76
  1995/12/31      13146.10                    13998.27
  1996/01/31      12753.38                    14474.77
  1996/02/29      13104.76                    14608.95
  1996/03/31      12846.39                    14749.64
  1996/04/30      14717.02                    14967.05
  1996/05/31      15843.54                    15353.05
  1996/06/30      14799.70                    15411.54
  1996/07/31      13993.57                    14730.66
  1996/08/31      15347.46                    15041.33
  1996/09/30      16887.37                    15887.86
  1996/10/31      16933.63                    16326.04
  1996/11/30      18180.93                    17560.13
  1996/12/31      18226.32                    17212.26
  1997/01/31      19205.65                    18287.68
  1997/02/28      18073.98                    18431.06
  1997/03/31      16898.79                    17673.73
  1997/04/30      17170.83                    18728.85
  1997/05/31      19183.88                    19869.06
  1997/06/30      20533.18                    20759.20
  1997/07/31      21991.28                    22411.01
  1997/08/31      21784.53                    21155.54
  1997/09/30      23808.47                    22314.23
  1997/10/31      22880.80                    21568.93
  1997/11/30      22674.22                    22567.36
  1997/12/31      22544.27                    22954.84
  1998/01/31      23007.87                    23208.72
  1998/02/28      24279.46                    24882.54
  1998/03/31      25431.84                    26156.77
  1998/04/30      25272.89                    26419.91
  1998/05/31      24345.69                    25965.75
  1998/06/30      26054.39                    27020.48
  1998/07/31      25882.20                    26732.71
  1998/08/31      21272.68                    22867.69
  1998/09/30      23100.59                    24332.60
  1998/10/31      23765.32                    26311.81
  1998/11/30      25181.25                    27906.57
  1998/12/31      27596.65                    29514.55
  1999/01/31      28651.65                    30748.85
  1999/02/28      27999.21                    29793.17
  1999/03/31      29859.35                    30985.20
  1999/04/30      30872.71                    32185.25
  1999/05/31      29789.94                    31425.36
  1999/06/30      31497.38                    33169.47
  1999/07/31      30511.79                    32133.92
  1999/08/31      30581.19                    31974.85
IMATRL PRASUN   SHR__CHT 19990831 19990913 085019 R00000000000062

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Export and Multinational Fund on October 4, 1994, when the fund started and the current 3.00% sales charge was paid. As the chart shows, by August 31, 1999, the value of the investment would have grown to $30,581 - a 205.81% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $31,975 - a 219.75% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Several factors played feature roles
in the U.S. equity market's
performance over the past 12
months, with Federal Reserve Board
monetary policy, Internet stock
mania and Y2K concerns all taking
the stage at one point or another.
When the curtain eventually fell,
though, it was yet another gainful
period for stocks. For the 12 months
that ended August 31, 1999, the
Dow Jones Industrial Average -
an index of 30 well-known stocks
- returned a lofty 45.92%. Both
large- and small-cap stocks got
into the act, as the Standard &
Poor's 500 Index - a gauge of
large-company performance -
returned 39.82% and the Russell
2000 Index - a small-company
barometer - returned 28.36%. For
the Dow, it was a period of
milestones as the average broke the
10,000-point plateau in late
March. Just over a month later, the
Dow cracked the 11,000-point
barrier. The period wasn't without
its plot twists, however. The Fed
cut interest rates in the fall -
which sparked a subsequent rally
- but hiked rates this summer,
which caused the stock-market
engine to cool. Internet stocks also
played an important role during the
period, with many rising to
unprecedented - and potentially
unsustainable - heights. Finally, as
August came to a close, inflation, a
weakening dollar and Y2K
concerns were all popular topics of
discussion.

(photograph of Adam Hetnarski)

An interview with Adam Hetnarski, Portfolio Manager of Fidelity Export and Multinational Fund

Q. HOW DID THE FUND PERFORM, ADAM?

A. The fund did well. For the 12 months that ended August 31, 1999, the fund returned 43.76%. This compared favorably to the Standard & Poor's 500 Index, which returned 39.82% in that time, as well as to the growth funds average, which returned 40.40% according to Lipper Inc.

Q. CAN YOU HIGHLIGHT SOME OF THE MAIN FACTORS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. Sure. One factor was my decision to emphasize large-cap stocks over medium- and small-cap stocks. Shareholders may notice, for instance, more large, multinational companies at the top of the portfolio list, such as Philip Morris and General Electric. Raising the fund's overall market cap helped performance as the S&P 100 - a measure of the largest 100 stocks in the U.S. - returned 48.76%, topping the broader S&P 500. Another investment strategy that helped performance was my conservative approach. Certainly, no stock fund can be categorized as conservative, but my willingness to be patient and not jump on certain bandwagons - i.e., the Internet - worked out well. I was more willing to simply get on base rather than hit home runs. Finally, the fund was aided nicely by good stock picking in certain sectors.

Q. WHAT SECTORS WERE THOSE AND WHICH STOCKS PERFORMED WELL?

A. Several of the fund's energy stocks provided a good boost to returns. When the price of oil dipped to around $10 per barrel in late 1998, our analysts sensed a good opportunity. From November 1998 to February 1999, I loaded up on names such as Marine Drilling, ENSCO, Vastar Resources and Halliburton. When the price eventually rebounded in the spring, these types of stocks emerged as winners. The fund's position in utilities company MCI WorldCom and technology firm Ascend Communications also generated positive results. Also, my decision to underweight certain bank stocks proved wise, as stocks such as First Union and Bank of America suffered from rising interest rates. At the end of the period, the fund still held positions in ENSCO, Vastar Resources and MCI World Com.

Q. TECHNOLOGY STOCKS HAD A NICE RUN DURING THE PERIOD. WHAT WAS YOUR STRATEGY HERE?

A. Technology stock performance surprised me. Software-oriented stocks endured a difficult stretch in the fall of 1998 and I thought hardware companies would follow suit. As a result, I scaled back on the fund's holdings in areas such as personal computers and semiconductors. As 1998 came to a close, however, declining PC costs triggered consumer demand and these types of stocks performed well. On the flip side, the fund did realize positive gains from technology holdings such as Microsoft and from smaller positions in Internet names such as eBay and Yahoo!

Q. WHAT TYPE OF ENVIRONMENT WAS IT FOR EXPORTERS?

A. When we entered the period, exporters were still smarting from emerging-market concerns. Some of the larger, multinational firms, though, recognized this concern as an opportunity. Two of the fund's larger positions - General Electric and Citigroup - both set out to leverage their business exposure in regions such as Russia and Asia. Citigroup, for example, experienced strong growth among its Japanese-based assets as that market slowly recovered.

Q. WHAT OTHER STOCKS PERFORMED WELL? WHICH ONES PROVED DISAPPOINTING?

A. Clear Channel Communications - a large radio station operator - was a good stock as it benefited from positive trends in advertising. MCI WorldCom - a steady earnings grower - was the fund's top contributor during the period. Disappointments included Monsanto, which stumbled when a key acquisition fell through, and Mirage Resorts. Data suggested that air traffic into Las Vegas was on the upswing, but the information turned out to be inaccurate. Mirage also may have overspent on investments in new casinos in Mississippi and Las Vegas. The fund no longer owned Monsanto at the end of the period.

Q. WHAT'S YOUR OUTLOOK?

A. I'll be keeping a close eye on trends and data in the technology area. Due to stretched valuations, opportunities in both technology and the Internet may be somewhat limited. As I've stated in the past, I'm going to maintain my flexible approach. I don't want to become too enamored of one particular group of stocks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to increase the value of
the fund's shares by investing
mainly in the equity securities
of U.S. companies that are
expected to benefit from
exporting or selling their
goods or services outside the
U.S.

FUND NUMBER: 332

TRADING SYMBOL: FEXPX

START DATE: October 4, 1994

SIZE: as of August 31, 1999,
more than $413 million

MANAGER: Adam Hetnarski,
since 1998; manager, Fidelity
Select Technology Portfolio,
1996-1998; analyst,
networking, electronics,
CAD/CAM and other
technology-related industries,
1994-1998; joined Fidelity
in 1991

ADAM HETNARSKI ON
GOLD STOCKS AND A
POTENTIAL ADVERTISING BOON:

"I've recently added a small
position in gold stocks to the
portfolio, based mostly on my
belief that inflation may be on the
rise soon. Everywhere I go lately, it
seems that prices are through the
roof, whether when buying a car or
home, going on vacation, or many
other areas. It seems obvious to
me that prices are up across the
board. Gold prices are typically
pegged to inflation, so if inflation
goes up, gold stocks should prosper.

"Another trend could emerge with
respect to advertising. Several
drivers - including increased
spending from Internet and
pharmaceutical companies - could
spark an increase in prices. In
addition, the new millennium
could serve as an attractive
promotional tie-in for
consumer-related industries such as
hotels, restaurants and travel.
Companies in different sectors -
such as Omnicom, a large
advertising company, and Clear
Channel Communications, which is
involved in radio stations and
billboards - could stand to
benefit."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF AUGUST
31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS IN
                                                       THESE STOCKS 6 MONTHS AGO

Microsoft Corp.                 5.0                     2.7

Fannie Mae                      3.8                     2.8

Philip Morris Companies, Inc.   3.6                     2.0

Schering-Plough Corp.           3.4                     1.0

General Electric Co.            3.2                     4.7

Cardinal Health, Inc.           2.8                     0.0

Lilly (Eli) & Co.               2.4                     3.2

Omnicom Group, Inc.             2.1                     1.9

Time Warner, Inc.               1.9                     5.9

Viacom, Inc. Class A            1.9                     0.0

TOP FIVE MARKET SECTORS AS OF
AUGUST 31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS IN
                                                       THESE MARKET SECTORS 6
                                                       MONTHS AGO

TECHNOLOGY                      20.6                    12.8

FINANCE                         10.2                    13.7

HEALTH                          10.0                    17.4

MEDIA & LEISURE                 9.4                     7.3

NONDURABLES                     7.1                     5.3



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF AUGUST 31, 1999  *                                      AS OF FEBRUARY 28, 1999  **

Stocks                           92.2%                        Stocks                                  95.5%

Short-term  Investments and                                   Short-term  Investments and
Net Other Assets                  7.8%                        Net Other Assets                         4.5%

*  FOREIGN INVESTMENTS            2.7%                        **  FOREIGN INVESTMENTS                  5.3%

Row: 1, Col: 1, Value: 92.2                                   Row: 1, Col: 1, Value: 95.5
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 7.8                                    Row: 1, Col: 8, Value: 4.5





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS AUGUST 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 92.2%

                                 SHARES                      VALUE (NOTE 1)

AEROSPACE & DEFENSE - 2.9%

AEROSPACE & DEFENSE - 0.5%

Boeing Co.                        43,000                     $ 1,948,438

SHIP BUILDING & REPAIR - 2.4%

General Dynamics Corp.            102,900                     6,482,700

Newport News Shipbuilding,        108,500                     3,410,969
Inc.

                                                              9,893,669

TOTAL AEROSPACE & DEFENSE                                     11,842,107

BASIC INDUSTRIES - 3.4%

CHEMICALS & PLASTICS - 0.6%

Arch Chemicals, Inc.              124,700                     2,455,031

IRON & STEEL - 2.0%

Bethlehem Steel Corp. (a)         176,500                     1,356,844

Nucor Corp.                       103,600                     4,823,875

USX-U.S. Steel Group              70,000                      1,890,000

                                                              8,070,719

METALS & MINING - 0.6%

Martin Marietta Materials,        56,000                      2,555,000
Inc.

PAPER & FOREST PRODUCTS - 0.2%

Smurfit-Stone Container Corp.     47,700                      1,010,644
(a)

TOTAL BASIC INDUSTRIES                                        14,091,394

CONSTRUCTION & REAL ESTATE -
1.2%

BUILDING MATERIALS - 1.2%

Florida Rock Industries, Inc.     125,200                     5,000,175

DURABLES - 0.5%

AUTOS, TIRES, & ACCESSORIES -
0.5%

PACCAR, Inc.                      39,600                      2,182,950

ENERGY - 5.6%

ENERGY SERVICES - 0.8%

ENSCO International, Inc.         150,000                     3,196,875

OIL & GAS - 4.8%

Anadarko Petroleum Corp.          70,100                      2,383,400

Tosco Corp.                       35,300                      900,150

Ultramar Diamond Shamrock         81,000                      2,116,125
Corp.

USX-Marathon Group                210,000                     6,536,250

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Vastar Resources, Inc.            85,000                     $ 5,663,125

Weatherford International,        69,400                      2,472,375
Inc. (a)

                                                              20,071,425

TOTAL ENERGY                                                  23,268,300

FINANCE - 10.2%

BANKS - 0.7%

Bank of New York Co., Inc.        75,000                      2,681,250

CREDIT & OTHER FINANCE - 1.2%

Citigroup, Inc.                   115,000                     5,110,313

FEDERAL SPONSORED CREDIT - 5.7%

Fannie Mae                        255,800                     15,891,575

Freddie Mac                       150,000                     7,725,000

                                                              23,616,575

INSURANCE - 1.1%

CIGNA Corp.                       52,300                      4,697,194

SECURITIES INDUSTRY - 1.5%

Affiliated Managers Group,        100,000                     2,668,750
Inc. (a)

Nomura Securities Co. Ltd.        175,000                     2,564,015

Schwab (Charles) Corp.            20,000                      790,000

                                                              6,022,765

TOTAL FINANCE                                                 42,128,097

HEALTH - 10.0%

DRUGS & PHARMACEUTICALS - 6.5%

Lilly (Eli) & Co.                 134,400                     10,029,600

Merck & Co., Inc.                 45,000                      3,023,438

Schering-Plough Corp.             265,100                     13,934,319

                                                              26,987,357

MEDICAL EQUIPMENT & SUPPLIES
- 3.5%

Abbott Laboratories               46,200                      2,003,925

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

Cardinal Health, Inc.             182,800                    $ 11,653,500

United Drug PLC                   105,000                     699,569

                                                              14,356,994

TOTAL HEALTH                                                  41,344,351

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.5%

ELECTRICAL EQUIPMENT - 3.2%

General Electric Co.              117,000                     13,140,563

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.1%

Case Corp.                        58,900                      2,908,188

Caterpillar, Inc.                 46,900                      2,655,713

Manitowoc Co., Inc.               80,000                      2,965,000

                                                              8,528,901

POLLUTION CONTROL - 0.2%

Waste Management, Inc.            40,000                      872,500

TOTAL INDUSTRIAL MACHINERY &                                  22,541,964
EQUIPMENT

MEDIA & LEISURE - 9.4%

BROADCASTING - 5.5%

AMFM, Inc. (a)                    50,000                      2,462,500

CBS Corp. (a)                     50,000                      2,350,000

Clear Channel Communications,     75,000                      5,254,688
Inc. (a)

Sinclair Broadcast Group,         155,000                     2,518,750
Inc. Class A (a)

Time Warner, Inc.                 136,300                     8,084,294

Univision Communications,         30,000                      2,212,500
Inc. Class A (a)

                                                              22,882,732

ENTERTAINMENT - 1.9%

Viacom, Inc. Class A (a)          185,000                     7,827,813

LODGING & GAMING - 1.1%

Mirage Resorts, Inc. (a)          193,100                     2,522,369

Promus Hotel Corp. (a)            63,800                      1,854,188

                                                              4,376,557

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - 0.9%

Outback Steakhouse, Inc. (a)      50,000                     $ 1,481,250

Tricon Global Restaurants,        60,000                      2,437,500
Inc. (a)

                                                              3,918,750

TOTAL MEDIA & LEISURE                                         39,005,852

NONDURABLES - 7.1%

BEVERAGES - 2.1%

Anheuser-Busch Companies,         89,100                      6,860,700
Inc.

Canandaigua Wine, Inc. Class      25,000                      1,446,875
A (a)

Celestial Seasonings, Inc. (a)    28,100                      558,488

                                                              8,866,063

FOODS - 0.3%

Ben & Jerry's Homemade, Inc.      25,700                      501,150
Class A (a)

Nabisco Group Holdings Corp.      33,800                      599,950

                                                              1,101,100

HOUSEHOLD PRODUCTS - 1.1%

Clorox Co.                        40,300                      1,823,575

Procter & Gamble Co.              30,000                      2,977,500

                                                              4,801,075

TOBACCO - 3.6%

Philip Morris Companies, Inc.     395,000                     14,787,813

TOTAL NONDURABLES                                             29,556,051

PRECIOUS METALS - 3.3%

Barrick Gold Corp.                86,300                      1,665,286

Homestake Mining Co.              372,500                     3,166,250

Newmont Mining Corp.              165,000                     3,372,188

Placer Dome, Inc.                 542,585                     5,634,886

                                                              13,838,610

RETAIL & WHOLESALE - 3.7%

APPAREL STORES - 2.2%

Abercrombie & Fitch Co. Class     130,000                     4,533,750
A (a)

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

APPAREL STORES - CONTINUED

AnnTaylor Stores Corp. (a)        60,000                     $ 1,987,500

Limited, Inc. (The)               69,000                      2,613,375

                                                              9,134,625

DRUG STORES - 0.7%

CVS Corp.                         66,900                      2,788,894

GENERAL MERCHANDISE STORES -
0.8%

Wal-Mart Stores, Inc.             80,000                      3,545,000

TOTAL RETAIL & WHOLESALE                                      15,468,519

SERVICES - 3.6%

ADVERTISING - 3.3%

Omnicom Group, Inc.               115,000                     8,668,125

Outdoor Systems, Inc. (a)         150,800                     4,872,725

                                                              13,540,850

SERVICES - 0.3%

CheckFree Holdings Corp. (a)      40,000                      1,170,000

TOTAL SERVICES                                                14,710,850

TECHNOLOGY - 20.6%

COMMUNICATIONS EQUIPMENT - 1.3%

Advanced Fibre                    270,000                     4,404,375
Communications, Inc. (a)

Nokia AB sponsored ADR            13,000                      1,083,875

                                                              5,488,250

COMPUTER SERVICES & SOFTWARE
- 13.0%

Amazon.com, Inc. (a)              35,000                      4,353,125

Aspect Development, Inc. (a)      109,300                     1,714,644

At Home Corp. Series A (a)        67,700                      2,716,463

Cadence Design Systems, Inc.      60,000                      817,500
(a)

eBay, Inc.                        25,000                      3,139,063

i2 Technologies, Inc. (a)         92,000                      2,921,000

Liberate Technologies             50,300                      1,326,663

Lycos, Inc. (a)                   30,000                      1,218,750

Microsoft Corp. (a)               223,000                     20,641,427

Netegrity, Inc. (a)               50,000                      1,112,500

Networks Associates, Inc. (a)     125,000                     2,109,375

Novell, Inc. (a)                  131,200                     3,107,800

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Phone.com, Inc.                   5,000                      $ 590,625

RealNetworks, Inc. (a)            35,000                      2,861,250

Tumbleweed Communications         300                         5,775
Corp. (a)

Vignette Corp. (a)                25,000                      1,695,313

Visual Networks, Inc. (a)         49,100                      2,037,650

Yahoo!, Inc. (a)                  10,000                      1,475,000

                                                              53,843,923

COMPUTERS & OFFICE EQUIPMENT
- 4.5%

Comverse Technology, Inc. (a)     14,500                      1,131,000

HMT Technology Corp. (a)          260,000                     942,500

Ingram Micro, Inc. Class A (a)    185,200                     4,676,300

Lexmark International Group,      84,700                      6,670,125
Inc. Class A (a)

Network Appliance, Inc. (a)       45,000                      2,955,938

Seagate Technology, Inc. (a)      60,000                      1,991,250

                                                              18,367,113

ELECTRONICS - 1.8%

Intel Corp.                       70,000                      5,753,125

JDS Uniphase Corp. (a)            15,000                      1,590,938

                                                              7,344,063

TOTAL TECHNOLOGY                                              85,043,349

TRANSPORTATION - 0.2%

TRUCKING & FREIGHT - 0.2%

USFreightways Corp.               15,000                      727,500

UTILITIES - 5.0%

ELECTRIC UTILITY - 4.1%

Calpine Corp. (a)                 82,800                      7,503,750

CILCORP, Inc.                     63,700                      4,104,669

CMS Energy Corp.                  32,300                      1,277,869

PG&E Corp.                        132,300                     4,010,344

                                                              16,896,632

GAS - 0.2%

K N Energy, Inc.                  44,700                      910,763

COMMON STOCKS - CONTINUED

                                 SHARES                      VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - 0.7%

Frontier Corp.                    30,000                     $ 1,258,125

MCI WorldCom, Inc. (a)            21,903                      1,659,152

                                                              2,917,277

TOTAL UTILITIES                                               20,724,672

TOTAL COMMON STOCKS                                           381,474,741
(Cost $345,789,705)

CASH EQUIVALENTS - 8.2%



Central Cash Collateral Fund      2,616,478                   2,616,478
5.26% (b)

Taxable Central Cash Fund         31,374,837                  31,374,837
5.20% (b)

TOTAL CASH EQUIVALENTS                                        33,991,315
(Cost $33,991,315)

TOTAL INVESTMENT PORTFOLIO -                                 415,466,056
100.4%
(Cost $379,781,020)

NET OTHER ASSETS - (0.4%)                                      (1,634,356)

NET ASSETS - 100%                                          $ 413,831,700

LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $381,676,648. Net unrealized appreciation aggregated $33,789,408, of which $48,727,301 related to appreciated investment securities and $14,937,893 related to depreciated investment securities.

The fund hereby designates approximately $6,963,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                          AUGUST 31, 1999

ASSETS

Investment in securities, at                $ 415,466,056
value (cost $379,781,020) -
See accompanying schedule

Receivable for investments                   3,064,271
sold

Receivable for fund shares                   212,440
sold

Dividends receivable                         282,633

Interest receivable                          111,015

Redemption fees receivable                   11

Other receivables                            274,047

 TOTAL ASSETS                                419,410,473

LIABILITIES

Payable for investments        $ 2,146,683
purchased

Payable for fund shares         509,608
redeemed

Accrued management fee          200,122

Other payables and accrued      105,882
expenses

Collateral on securities        2,616,478
loaned, at value

 TOTAL LIABILITIES                           5,578,773

NET ASSETS                                  $ 413,831,700

Net Assets consist of:

Paid in capital                             $ 282,341,106

Undistributed net investment                 919,841
income

Accumulated undistributed net                94,885,956
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  35,684,797
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 18,784,544                  $ 413,831,700
shares outstanding

NET ASSET VALUE and                          $22.03
redemption price per share
($413,831,700 (divided by)
18,784,544 shares)

Maximum offering price per                   $22.71
share (100/97.00 of $22.03)

STATEMENT OF OPERATIONS
                               YEAR ENDED AUGUST 31, 1999

INVESTMENT INCOME                             $ 3,254,157
Dividends

Interest                                       1,121,809

Security lending                               15,221

 TOTAL INCOME                                  4,391,187

EXPENSES

Management fee                   $ 2,366,942

Transfer agent fees               987,467

Accounting and security           203,216
lending fees

Non-interested trustees'          1,189
compensation

Custodian fees and expenses       28,018

Registration fees                 31,950

Audit                             35,258

Legal                             27,699

Miscellaneous                     1,400

 Total expenses before            3,683,139
reductions

 Expense reductions               (208,135)    3,475,004

NET INVESTMENT INCOME                          916,183

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            96,335,259

 Foreign currency transactions    3,658        96,338,917

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            44,496,488

 Assets and liabilities in        (177)        44,496,311
foreign currencies

NET GAIN (LOSS)                                140,835,228

NET INCREASE (DECREASE) IN                    $ 141,751,411
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED AUGUST 31, 1999  YEAR ENDED AUGUST 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 916,183                   $ (1,172,319)
income (loss)

 Net realized gain (loss)         96,338,917                  60,698,581

 Change in net unrealized         44,496,311                  (62,358,392)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       141,751,411                 (2,832,130)
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (16,806,980)                (91,163,265)
from net realized gains

Share transactions Net            45,652,581                  131,254,192
proceeds from sales of shares

 Reinvestment of distributions    16,386,066                  89,917,943

 Cost of shares redeemed          (130,872,505)               (222,316,436)

 NET INCREASE (DECREASE) IN       (68,833,858)                (1,144,301)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   38,219                      186,612

  TOTAL INCREASE (DECREASE)       56,148,792                  (94,953,084)
IN NET ASSETS

NET ASSETS

 Beginning of period              357,682,908                 452,635,992

 End of period (including        $ 413,831,700               $ 357,682,908
undistributed net investment
income of $919,841 and $0,
respectively)

OTHER INFORMATION
Shares

 Sold                             2,221,870                   6,800,437

 Issued in reinvestment of        1,021,577                   4,924,895
distributions

 Redeemed                         (6,731,341)                 (12,058,840)

 Net increase (decrease)          (3,487,894)                 (333,508)


FINANCIAL HIGHLIGHTS

YEARS ENDED AUGUST 31,           1999       1998       1997       1996       1995 E

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 16.06    $ 20.02    $ 14.85    $ 14.22    $ 10.00
of period

Income from  Investment
Operations

Net investment income (loss) D    .05        (.05)      (.02)      (.05)      (.03)

Net realized and  unrealized      6.69       (.13)      6.05       1.52       4.26
gain (loss)

Total from  investment            6.74       (.18)      6.03       1.47       4.23
operations

Less Distributions

From net realized gain            (.77)      (3.79)     (.86)      (.84)      (.01)

Redemption fees added to          -          .01        -          -          -
paid in capital

Net asset value, end of period   $ 22.03    $ 16.06    $ 20.02    $ 14.85    $ 14.22

TOTAL RETURN B, C                 43.76%     (2.35)%    41.94%     11.15%     42.34%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 413,832  $ 357,683  $ 452,636  $ 267,059  $ 503,427
(000 omitted)

Ratio of expenses to average      .91%       .93%       .98%       1.03%      1.22% A
net assets

Ratio of expenses to average      .86% F     .88% F     .91% F     1.00% F    1.22% A
net assets after expense
reductions

Ratio of net investment           .23%       (.25)%     (.13)%     (.39)%     (.27)% A
income (loss) to average net
assets

Portfolio turnover rate           265%       281%       429%       313%       245% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD OCTOBER 4, 1994 (COMMENCEMENT OF SALE OF SHARES) TO AUGUST 31, 1995.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Export and Multinational Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser,

2. OPERATING POLICIES - CONTINUED

REPURCHASE AGREEMENTS - CONTINUED

is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,015,019,182 and $1,119,568,320, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $100,692 on sales of shares of the fund of which $100,089 was retained.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $164,828 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $2,715,113. The fund received cash collateral of $2,616,478 which was invested in Central Cash Collateral Fund.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $195,740 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,483 and $9,912, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Fidelity Export and Multinational Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Export and Multinational Fund (a fund of Fidelity Union Street Trust) at August 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Export and Multinational Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
October 6, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity Export and Multinational Fund voted to pay on October 4, 1999, to shareholders of record at the opening of business on October 1, 1999, a distribution of $4.80 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.05 per share from net investment income.

A total of 15% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.


OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is
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Robert C. Pozen, Senior Vice President
Eric D. Roiter, Secretary
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Robert M. Gates *
Edward C. Johnson 3d
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SPARTAN(REGISTERED TRADEMARK)
ARIZONA
MUNICIPAL
FUNDS

ANNUAL REPORT
AUGUST 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE        3   Ned Johnson on investing
                               strategies.

SPARTAN ARIZONA MUNICIPAL
INCOME FUND

 PERFORMANCE               4   How the fund has done over
                               time.

 FUND TALK                 7   The manager's review of fund
                               performance, strategy and
                               outlook.

 INVESTMENT CHANGES        10  A summary of major shifts in
                               the fund's investments over
                               the past six months.

 INVESTMENTS               11  A complete list of the fund's
                               investments with their
                               market values.

 FINANCIAL STATEMENTS      16  Statements of assets and
                               liabilities, operations, and
                               changes in net assets,  as
                               well as financial highlights.

SPARTAN ARIZONA MUNICIPAL
MONEY MARKET FUND

 PERFORMANCE               20  How the fund has done over
                               time.

 FUND TALK                 22  The manager's review of fund
                               performance, strategy and
                               outlook.

 INVESTMENT CHANGES        24  A summary of major shifts in
                               the fund's investments over
                               the past six months and one
                               year.

 INVESTMENTS               25  A complete list of the fund's
                               investments.

 FINANCIAL STATEMENTS      28  Statements of assets and
                               liabilities, operations, and
                               changes in net assets,  as
                               well as financial highlights.

NOTES                      32  Notes to the financial
                               statements.

REPORT OF INDEPENDENT      36  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS              37

OF SPECIAL NOTE            38

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

In late August, just days after making what many market observers felt would be the final interest-rate hike of 1999, Federal Reserve Board Chairman Alan Greenspan re-ignited fears of further increases, calling the continued rise of stocks "inexplicable." He also indicated that stock movements would play a larger role in future monetary policy deliberations. In response, equity and bond markets retreated from solid gains earned earlier in the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

SPARTAN ARIZONA MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED                    PAST 1 YEAR  LIFE OF FUND

SPARTAN ARIZONA MUNICIPAL        0.38%        36.15%
INCOME

LB Arizona Enhanced Municipal    1.05%        40.41%
Bond

Arizona Municipal Debt Funds     -0.96%       n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on October 11, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Arizona Enhanced Municipal Bond Index - a market value-weighted index of Arizona investment-grade municipal bonds with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Arizona municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 38 mutual funds. These benchmarks will include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED                    PAST 1 YEAR  LIFE OF FUND

SPARTAN ARIZONA MUNICIPAL        0.38%        6.51%
INCOME

LB Arizona Enhanced Municipal    1.05%        7.27%
Bond

Arizona Municipal Debt Funds     -0.96%       n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Spartan AZ Muni Income      LB Municipal Bond
             00434                       LB015
  1994/10/31      10000.00                    10000.00
  1994/11/30       9820.11                     9819.20
  1994/12/31      10064.35                    10035.32
  1995/01/31      10414.23                    10322.13
  1995/02/28      10773.06                    10622.30
  1995/03/31      10866.46                    10744.35
  1995/04/30      10885.64                    10757.03
  1995/05/31      11219.72                    11100.28
  1995/06/30      11111.21                    11003.71
  1995/07/31      11215.14                    11108.03
  1995/08/31      11372.18                    11248.88
  1995/09/30      11463.33                    11320.08
  1995/10/31      11631.80                    11484.67
  1995/11/30      11820.94                    11675.21
  1995/12/31      11925.02                    11787.40
  1996/01/31      12041.15                    11876.40
  1996/02/29      11942.15                    11796.23
  1996/03/31      11779.23                    11645.48
  1996/04/30      11735.76                    11612.52
  1996/05/31      11716.16                    11607.88
  1996/06/30      11827.94                    11734.29
  1996/07/31      11918.94                    11841.07
  1996/08/31      11908.53                    11838.23
  1996/09/30      12056.07                    12003.96
  1996/10/31      12194.14                    12139.73
  1996/11/30      12400.73                    12361.88
  1996/12/31      12343.01                    12309.96
  1997/01/31      12367.61                    12333.23
  1997/02/28      12469.45                    12446.45
  1997/03/31      12294.99                    12280.54
  1997/04/30      12389.13                    12383.32
  1997/05/31      12544.70                    12569.57
  1997/06/30      12675.15                    12703.44
  1997/07/31      13009.98                    13055.32
  1997/08/31      12880.60                    12932.99
  1997/09/30      13024.85                    13086.51
  1997/10/31      13097.69                    13170.65
  1997/11/30      13156.84                    13248.10
  1997/12/31      13326.81                    13441.39
  1998/01/31      13437.65                    13580.10
  1998/02/28      13445.37                    13584.18
  1998/03/31      13446.17                    13596.13
  1998/04/30      13383.32                    13534.81
  1998/05/31      13544.37                    13749.07
  1998/06/30      13579.60                    13803.24
  1998/07/31      13616.10                    13837.88
  1998/08/31      13803.11                    14051.68
  1998/09/30      13964.10                    14226.76
  1998/10/31      13975.18                    14226.48
  1998/11/30      13997.25                    14276.41
  1998/12/31      14033.73                    14312.39
  1999/01/31      14186.10                    14482.57
  1999/02/28      14103.25                    14419.28
  1999/03/31      14114.92                    14439.32
  1999/04/30      14150.56                    14475.27
  1999/05/31      14071.05                    14391.46
  1999/06/30      13885.53                    14184.22
  1999/07/31      13962.06                    14235.85
  1999/08/31      13856.00                    14121.97
IMATRL PRASUN   SHR__CHT 19990831 19990913 084431 R00000000000061

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Arizona Municipal Income Fund on October 31, 1994, shortly after the fund started. As the chart shows, by August 31, 1999, the value of the investment would have grown to $13,856 - a 38.56% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $14,122 - a 41.22% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in the
opposite direction of interest
rates. In turn, the share price,
return and yield of a fund that
invests in bonds will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you
can ride out the market's ups
and downs, you may have a
gain.

TOTAL RETURN COMPONENTS

                  YEARS ENDED AUGUST 31,                        OCTOBER 11, 1994
                                                                (COMMENCEMENT OF OPERATIONS)
                                                                TO AUGUST 31,

                  1999                    1998   1997   1996    1995

Dividend returns  4.13%                   4.55%  4.80%  4.92%   5.34%

Capital returns   -3.75%                  2.61%  3.36%  -0.20%   6.40%

Total returns     0.38%                   7.16%  8.16%  4.72%   11.74%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED             PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share       3.91(cents)   23.05(cents)   45.81(cents)

Annualized dividend rate  4.37%         4.25%          4.21%

30-day annualized yield   4.35%         -              -

30-day annualized         7.16%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.54 over the past one month, $10.76 over the past six months and $10.88 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 39.23% combined effective 1999 federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

SPARTAN ARIZONA MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The municipal bond market endured
a variety of tribulations over the past
year. While municipal bonds slightly
trailed the returns of their taxable
bond counterparts, they significantly
outperformed government bonds on
an absolute basis. For the 12-month
period ending August 31, 1999, the
Lehman Brothers Municipal Bond Index
- an index of approximately 50,000
investment-grade, fixed-rate,
tax-exempt bonds - returned 0.50%,
lagging the 0.80% one-year return of
the overall taxable-bond market, as
measured by the Lehman Brothers
Aggregate Bond Index. Meanwhile,
the market proxy for U.S. government
bonds, the Lehman Brothers
Long-Term Government Bond
Index, fell 4.99%. At the outset of
the 12-month period, municipals
were outdistanced by Treasuries,
which benefited from a massive flight
to safety during the global financial
crises of the fall. Munis were also
dragged down by 1998's
near-record issuance, which was
met by relatively subdued demand.
As supply tailed off late last year and
in early 1999, however, municipal bond
performance began to improve.
Unfortunately, a massive sell-off
by institutional investors, combined
with the fears of heightened
inflation and Y2K concerns, quickly
put a damper on municipal bonds.
Also, the Federal Reserve Board's
two subsequent rate hikes in June
and August put further downward
pressure on muni bond prices.

(photograph of Christine Thompson)

An interview with Christine Thompson, Portfolio Manager of Spartan Arizona Municipal Income Fund

Q. HOW DID THE FUND PERFORM, CHRISTINE?

A. Although it was a disappointing period for municipal bonds, the fund performed better than the average fund of its type. For the 12-month period that ended August 31, 1999, the fund had a total return of 0.38%. To get a sense of how the fund did relative to its competitors, the Arizona municipal debt funds average returned -0.96% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Arizona Enhanced Municipal Bond Index - which tracks the types of securities in which the fund invests - returned 1.05%.

Q. WHAT HELPED THE FUND BEAT ITS PEERS?

A. A key factor was the duration management policy of the fund. Duration measures a fund's interest-rate sensitivity. In keeping with Fidelity's investment approach, I managed the fund's duration to be in line with the Arizona municipal market as a whole, as reflected by the Lehman Brothers Arizona Enhanced Municipal Bond Index. As a rule, I don't lengthen or shorten duration based on where I think interest rates will be at some point down the road, because I don't believe that anyone can do so with any accuracy over time. But other funds in the peer group do actively manage duration, and some increased their interest-rate sensitivity, which likely caused their returns to suffer when interest rates rose.

Q. WHAT OTHER STRATEGIES MADE A POSITIVE CONTRIBUTION TO PERFORMANCE?

A. The fund's focus on high-quality bonds was a plus during the period. I emphasized high-quality bonds throughout the period because I felt that they were the better value, offering only slightly less yield than lower-quality bonds in most instances. Over the past six months in particular, rising interest rates, coupled with problems in some lower-quality sectors - particularly health care - cast a pall over lower-quality bonds in general.

Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?

A. Intermediate-maturity bonds - those set to mature within five and 15 years - were a disappointment earlier this year, although they bounced back more recently. Initially, intermediates suffered primarily from reduced demand and increased supply at the hands of relatively heavy selling from some specific types of institutional investors. In contrast, strong demand from individual investors helped to support the performance of some shorter- and longer-term bonds. However, I continued to emphasize intermediate bonds because, based on Fidelity's quantitative models, I felt they offered the most attractive value for their given interest-rate sensitivity and their total return potential. The intermediate-maturity focus worked in the fund's favor during the past several months, as institutional investors began to buy intermediate-maturity bonds, helping them play catch-up to their longer-term counterparts.

Q. WHERE DID YOU FIND OPPORTUNITIES DURING THE PERIOD?

A. I found some attractive opportunities among bonds backed by Arizona colleges and universities. Education bonds offer diversification from the economically sensitive areas of the market - such as general obligation bonds, which depend on sales, property, income and other tax revenue collections. In addition, demographic trends support a growing number of students seeking to obtain advanced degrees over the next several years. One interesting fact is that roughly 85% of Arizona's students attend colleges or universities within the state. I also continued to emphasize premium coupon bonds, those that pay interest rates moderately above prevailing market rates and trade at prices above face - or par - value. An appealing aspect of premiums has been that they are insulated from unfavorable tax treatment that can affect lower-coupon bonds during certain market environments.

Q. WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

A. The decline in bond prices that we have seen over the past several months reflects the anticipation of higher short-term interest rates. In addition, municipals have lagged Treasury securities and are attractively priced as a consequence. That's why I believe that conditions support the idea that municipals can do well relative to their Treasury counterparts.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks a high level of
current income, exempt from
federal income tax and
Arizona personal income
tax

FUND NUMBER: 434

TRADING SYMBOL: FSAZX

START DATE: October 11,
1994

SIZE: as of August 31, 1999,
more than $29 million

MANAGER: Christine Thompson,
since 1998; manager,
various Fidelity and Spartan
municipal income funds;
joined Fidelity in 1985

CHRISTINE THOMPSON ON Y2K
AND ITS POTENTIAL EFFECTS ON
MUNICIPAL BOND ISSUERS:

"Y2K may pose a number of
challenges for municipal bond
issuers. My primary focus with
regard to Y2K-related issues is
how they will impact the credit
quality of various municipal bond
issuers. Fidelity's research team
asks municipal bond issuers a
number of things, including how
vulnerable they believe they are to
potential problems, what their
short-term contingency plans are in
the event of any problems and
what long-term solutions they've
developed. What we've found so far
is that there are varying degrees of
sophistication among issuers,
with some much more poised to
deal with potential problems than
others. That's why we carefully
consider Y2K-related issues as
one of the many factors in our
routine security selection
process."

(solid bullet) At the end of the period, the fund had 7.9% of investments in bonds issued by Puerto Rico and Guam.
As territories of the United States,
Puerto Rico and Guam can issue
bonds that are free from taxes in
all 50 states. When the supply of
Arizona municipals is limited or
their prices look expensive, the
fund occasionally invests in
Puerto Rico and Guam bonds.

SPARTAN ARIZONA MUNICIPAL INCOME FUND

INVESTMENT CHANGES





TOP FIVE SECTORS AS OF AUGUST
31, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE SECTORS  6 MONTHS AGO

General Obligations             25.0                     25.0

Electric Utilities              19.4                     16.7

Special Tax                     14.6                     17.3

Water & Sewer                   12.3                     9.6

Health Care                     9.7                      9.4

AVERAGE YEARS TO MATURITY AS
OF AUGUST 31, 1999

                                                         6 MONTHS AGO

Years                           9.9                      10.7


AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF AUGUST 31, 1999

                                       6 MONTHS AGO

Years                            6.1   5.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION

AS OF AUGUST 31, 1999

Aaa 49.1%
Aa, A 39.2%
Baa 6.8%
Short-term
Investments 4.9%

Row: 1, Col: 1, Value: 49.1
Row: 1, Col: 2, Value: 39.2
Row: 1, Col: 3, Value: 6.8
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 4.9

AS OF FEBRUARY 28, 1999

Aaa 55.9%
Aa, A 38.4%
Baa 2.4%
Short-term
Investments 3.3%

Row: 1, Col: 1, Value: 55.9
Row: 1, Col: 2, Value: 38.4
Row: 1, Col: 3, Value: 2.4
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 3.3

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

SPARTAN ARIZONA MUNICIPAL INCOME FUND

INVESTMENTS AUGUST 31, 1999

Showing Percentage of Total Value of Investment in Securities



MUNICIPAL BONDS - 95.1%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

ARIZONA - 87.2%

Arizona Health Facilities         Aaa       $ 360,000                      $ 391,752
Auth. Hosp. Sys.  Rev. Rfdg.
(Saint Lukes Health Sys.)
7.25% 11/1/14 (Pre-Refunded
to 11/1/03  @ 102) (d)

Arizona Trans. Board Excise
Tax Rev.:

(Maricopa County Reg'l. Area
Road Proj.) Series A:

5.4% 7/1/01 (AMBAC Insured)       Aaa        1,000,000                      1,021,720

5.75% 7/1/05 (AMBAC Insured)      Aaa        400,000                        423,592

Rfdg. (Maricopa County Reg'l.
Area):

Series A, 6.5% 7/1/04 (AMBAC      Aaa        100,000                        108,776
Insured)

Series B, 6% 7/1/05 (AMBAC        Aaa        150,000                        160,746
Insured)

Arizona Trans. Board Hwy.         Aaa        300,000                        316,602
Rev. Series A, 6.5% 7/1/11
(Pre-Refunded to 7/1/01 @
101.5) (d)

Arizona Univ. Rev. Rfdg. 6%       A1         1,000,000                      1,069,630
7/1/06

Central Arizona Wtr.
Conservation District
Contract Rev.:

(Central Arizona Proj.)

Series B, 6.3% 11/1/02 (MBIA      Aaa        200,000                        210,026
Insured)

Rfdg. (Central Arizona Proj.)
Series A:

5.5% 11/1/09                      A1         1,000,000                      1,034,100

5.5% 11/1/10                      A1         375,000                        386,828

Chandler Gen. Oblig.:

6.25% 7/1/10                      Aa3        500,000                        544,770

6.5% 7/1/10 (MBIA Insured)        Aaa        200,000                        224,404

6.5% 7/1/11 (MBIA Insured)        Aaa        225,000                        251,991

Chandler Wtr. & Swr. Rev.         Aaa        1,000,000                      1,006,310
5.5% 7/1/15  (MBIA Insured)

Cochise County Unified School     Aaa        200,000                        224,190
District #68  (Sierra Vista)
Series B, 9% 7/1/02  (FGIC
Insured)

Flagstaff Gen. Oblig. 4.5%        Aaa        200,000                        184,010
7/1/13  (FGIC Insured)

Glendale Ind. Dev. Auth. Edl.     AAA        150,000                        165,782
Facilities Rev. Rfdg.
(American Graduate School
Int'l. Proj.) 6.55% 7/1/05
(AMBAC Insured)
(Pre-Refunded to 7/1/05 @
101) (d)

Maricopa County Cmnty.            Aa1        500,000                        515,245
College District  (Proj. of
1994) Series C, 5.25% 7/1/06

Maricopa County Ctfs. of          A2         155,000                        156,125
Prtn. 5.625% 6/1/00

Maricopa County Hosp. Rev.        Baa1       300,000                        307,584
Rfdg. (Sun Health Corp.)
6.125% 4/1/18

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

ARIZONA - CONTINUED

Maricopa County Ind. Dev.         Baa1      $ 500,000                      $ 494,830
Auth. Health Facilities Rev.
(Catholic Healthcare West
Proj.) Series A, 5% 7/1/03

Maricopa County Ind. Dev.         AA+        750,000                        680,573
Auth. Hosp. Facilities Rev.
(Mayo Clinic Hosp.) 5.25%
11/15/37

Maricopa County School            Aaa        500,000                        379,700
District #1 Rfdg.  (Cap.
Appreciation) (Phoenix
Elementary)  2nd Series, 0%
7/1/05 (MBIA Insured)

Maricopa County School            Aaa        200,000                        217,280
District #14 Rfdg.
(Creighton) 6.5% 7/1/04
(FGIC Insured)

Maricopa County School            Aaa        955,000                        648,798
District #28 (Cap.
Appreciation) (Kyrene
Elementary) Series C, 0%
7/1/07 (FGIC Insured)

Maricopa County School            Aaa        500,000                        321,030
District #3 Rfdg.  (Cap.
Appreciation) (Temple
Elementary) 0% 7/1/08 (AMBAC
Insured)

Maricopa County School            Aaa        300,000                        309,798
District #4 Rfdg.  (Mesa
Univ.) 5.25% 7/1/04 (FSA
Insured)

Maricopa County Unified           Aaa        400,000                        443,912
School District #80
(Chandler) 6.6% 7/1/06 (FGIC
Insured)

Mesa Gen. Oblig. Rfdg. 5.7%       Aaa        250,000                        261,228
7/1/03  (FGIC Insured)

Mesa Ind. Dev. Auth. Rev.:

(Discovery Health Sys.)
Series A:

5.375% 1/1/14 (MBIA Insured)      Aaa        500,000                        493,195

5.625% 1/1/29 (MBIA Insured)      Aaa        500,000                        491,915

Rfdg. (Lutheran Health Sys.       AAA        300,000                        301,026
Proj.) Series A 1, 5.25%
1/1/11 (MBIA Insured)

Mohave County Ind. Dev. Auth.     A+         250,000                        246,275
Ind. Dev. Rev. (North Star
Steel Co. Proj.) Series B,
5.5% 12/1/20 (c)

Navajo County Poll. Cont.         Baa1       200,000                        199,792
Corp. Rev. Rfdg.  (Pub. Svc.
Co. Proj.) Series A, 5.875%
8/15/28

Phoenix Arpt. Rev. Series D,      Aaa        810,000                        870,151
6.4% 7/1/12 (MBIA Insured)
(c)

Phoenix Civic Impt. Corp.
Arpt. Excise Tax Rev. Rfdg.
Senior Lien:

5% 7/1/03 (c)                     Aa2        500,000                        506,740

5.25% 7/1/09 (c)                  Aa2        400,000                        400,080

Phoenix Civic Impt. Corp.
Excise Tax Rev.  (Muni.
Courthouse Proj.) Senior
Lien Series A:

5.5% 7/1/11                       Aa2        200,000                        205,154

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

ARIZONA - CONTINUED

Phoenix Civic Impt. Corp.
Excise Tax Rev.  (Muni.
Courthouse Proj.) Senior
Lien Series A: - continued

5.75% 7/1/15                      Aa2       $ 675,000                      $ 688,277

Phoenix Civic Impt. Corp.         Aa3        500,000                        489,835
Wtr. Sys. Rev. Junior Lien,
5.45% 7/1/19

Phoenix Gen. Oblig.:

Rfdg. Series A, 7.5% 7/1/08       Aa1        100,000                        118,160

4.5% 7/1/18                       Aa1        400,000                        342,420

Phoenix Street & Hwy. User        Aaa        250,000                        265,268
Rev. Rfdg. Junior Lien,
6.25% 7/1/11 (MBIA Insured)

Phoenix Wtr. Sys. Rev. Rfdg.      Aa3        400,000                        404,440
4.75% 7/1/01

Pima County Gen. Oblig. Rfdg.     Aaa        500,000                        505,905
4.75% 7/1/01 (MBIA Insured)

Pima County Ind. Dev. Auth.       Aaa        200,000                        203,370
Rev. Rfdg. (HealthPartners
Proj.) Series A, 5.625%
4/1/14 (MBIA Insured)

Pima County Unified School        Aaa        250,000                        301,200
District #1 Tucson Rfdg.
7.5% 7/1/10 (FGIC Insured)

Pima County Unified School        Aaa        300,000                        290,724
District #10 Amphitheater
Rfdg. (Cap. Appreciation) 0%
7/1/00 (FGIC Insured)

Salt River Proj. Agric. Impt.
& Pwr. District Elec. Sys.
Rev.:

Rfdg.:

Series A, 5.75% 1/1/07            Aa2        300,000                        316,656

Series B, 6.5% 1/1/04             Aa2        1,400,000                      1,504,284

Series C, 6.25% 1/1/19            Aa2        500,000                        522,670

Scottsdale Gen. Oblig. Rfdg.:

Series C, 6.375% 7/1/01           Aa1        250,000                        259,855

5.5% 7/1/09                       Aa1        100,000                        104,107

Scottsdale Street & Hwy. User     A1         800,000                        829,312
Rev. Rfdg. 5.5% 7/1/07

Tempe Union High School
District #213:

(Proj. of 1994):

Series B, 7% 7/1/03 (FGIC         Aaa        400,000                        435,356
Insured)

Series C, 4% 7/1/12 (MBIA         Aaa        200,000                        176,786
Insured)

Rfdg. & Impt. 7% 7/1/08 (FGIC     Aaa        310,000                        354,829
Insured)

Tucson Gen. Oblig. Rfdg.          Aaa        200,000                        216,302
6.75% 7/1/03  (FGIC Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

ARIZONA - CONTINUED

Tucson Street & Hwy. User Rev.:

Rfdg. Senior Lien, 6% 7/1/10      Aaa       $ 400,000                      $ 435,048
(MBIA Insured)

Senior Lien Series A, 7%          Aaa        300,000                        351,510
7/1/11 (MBIA Insured)

Tucson Wtr. Rev. Series 1994      Aaa        200,000                        224,794
C, 6.75% 7/1/07 (FGIC
Insured)

Univ. of Arizona Univ. Rev.:

Rfdg. 6.375% 6/1/05               A1         400,000                        425,244

5.25% 6/1/13 (FSA Insured)        Aaa        500,000                        497,880

Yuma County Hosp. Distritct       A          265,000                        274,116
#001 6.35% 11/15/07
(Escrowed to Maturity) (d)

                                                                            26,714,008

GUAM - 3.2%

Guam Pwr. Auth. Rev. Series       Baa3       1,000,000                      977,000
A, 4% 10/1/03

PUERTO RICO - 4.7%

Puerto Rico Commonwealth Hwy.
& Trans. Auth. Hwy. Rev.:

Rfdg. Series W, 5.5% 7/1/17       Baa1       100,000                        99,305

Series Y, 6.25% 7/1/08 (MBIA      Aaa        400,000                        442,628
Insured)

Puerto Rico Elec. Pwr. Auth.      Aaa        1,000,000                      902,770
Pwr. Rev. 5% 7/1/28 (MBIA
Insured)

                                                                            1,444,703

TOTAL MUNICIPAL BONDS                                                      29,135,711
(Cost $29,103,118)


MUNICIPAL NOTES - 4.9%



ARIZONA - 4.9%

Coconino County Poll. Cont.     200,000                 200,000
Corp. Rev. (Pub. Svc. Co.
Proj.)  Series 1996 A, 3%,
LOC Barclays Bank PLC, VRDN
(b)(c)

Maricopa County Poll. Cont.
Corp. Rev. (Pub. Svc. Co.
Proj.):

Series 1994 A, 2.7%, LOC        900,000                 900,000
Morgan Guaranty Trust Co.,
NY, VRDN (b)

Series 1994 E, 2.95%, LOC       400,000                 400,000
Bank of America NA, VRDN (b)

TOTAL MUNICIPAL NOTES                                 1,500,000
(Cost $1,500,000)

TOTAL INVESTMENT IN                                $ 30,635,711
SECURITIES - 100%
(Cost $30,603,118)

SECURITY TYPE ABBREVIATION

VRDN - VARIABLE RATE DEMAND NOTE

LEGEND

(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(d) Security collateralized by an amount sufficient to pay interest and principal.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        83.8%      AAA, AA, A    86.6%

Baa               6.8%       BBB           6.3%

Ba                0.0%       BB            0.0%

B                 0.0%       B             0.0%

Caa               0.0%       CCC           0.0%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

The distribution of municipal securities by revenue source, as a percentage of total value of investments in securities, is as follows:

General Obligations          25.0%

Electric Utilities           19.4

Special Tax                  14.6

Water & Sewer                12.3

Health Care                   9.7

Education                     6.5

Others (individually less    12.5
than 5%)

                            100.0%

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $30,603,118. Net unrealized appreciation aggregated $32,593, of which $453,857 related to appreciated investment securities and $421,264 related to depreciated investment securities.

The fund hereby designates approximately $75,000 as a capital gain dividend for the purpose of the dividend paid deduction.

SPARTAN ARIZONA MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                         AUGUST 31, 1999

ASSETS

Investment in securities, at                $ 30,635,711
value (cost $30,603,118) -
See accompanying schedule

Receivable for investments                   503,804
sold

Receivable for fund shares                   2,000
sold

Interest receivable                          311,912

 TOTAL ASSETS                                31,453,427

LIABILITIES

Payable to custodian bank       $ 33,941

Payable for investments          1,630,923
purchased

Payable for fund shares          105,928
redeemed

Distributions payable            26,419

Accrued management fee           13,867

Other payables and accrued       29
expenses

 TOTAL LIABILITIES                           1,811,107

NET ASSETS                                  $ 29,642,320

Net Assets consist of:

Paid in capital                             $ 29,723,886

Accumulated undistributed net                (114,159)
realized gain (loss)  on
investments

Net unrealized appreciation                  32,593
(depreciation) on investments

NET ASSETS, for 2,814,496                   $ 29,642,320
shares outstanding

NET ASSET VALUE, offering                    $10.53
price and redemption price
per share ($29,642,320
(divided by) 2,814,496
shares)

STATEMENT OF OPERATIONS
                             YEAR ENDED AUGUST 31, 1999

INTEREST INCOME                             $ 1,303,138

EXPENSES

Management fee                $ 150,884

Non-interested trustees'       88
compensation

 Total expenses before         150,972
reductions

 Expense reductions            (2,881)       148,091

NET INTEREST INCOME                          1,155,047

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities         (57,712)

 Futures contracts             2,503         (55,209)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities         (1,078,582)

 Futures contracts             3,487         (1,075,095)

NET GAIN (LOSS)                              (1,130,304)

NET INCREASE (DECREASE) IN                  $ 24,743
NET ASSETS  RESULTING FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED AUGUST 31, 1999  YEAR ENDED AUGUST 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 1,155,047                 $ 937,350

 Net realized gain (loss)         (55,209)                    128,956

 Change in net unrealized         (1,075,095)                 420,385
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       24,743                      1,486,691
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (1,155,047)                 (937,350)
From net interest income

 From net realized gain           (36,964)                    (74,308)

 In excess of net realized        (54,789)                    -
gain

 TOTAL DISTRIBUTIONS              (1,246,800)                 (1,011,658)

Share transactions Net            10,812,895                  7,504,699
proceeds from sales of shares

 Reinvestment of distributions    942,439                     861,678

 Cost of shares redeemed          (5,501,589)                 (4,003,772)

 NET INCREASE (DECREASE) IN       6,253,745                   4,362,605
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

 Redemption fees                  4,734                       1,870

  TOTAL INCREASE (DECREASE)       5,036,422                   4,839,508
IN NET ASSETS

NET ASSETS

 Beginning of period              24,605,898                  19,766,390

 End of period                   $ 29,642,320                $ 24,605,898

OTHER INFORMATION
Shares

 Sold                             994,437                     689,025

 Issued in reinvestment of        86,645                      79,146
distributions

 Redeemed                         (507,000)                   (368,079)

 Net increase (decrease)          574,082                     400,092


FINANCIAL HIGHLIGHTS

YEARS ENDED AUGUST 31,           1999      1998      1997      1996      1995 D

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 10.980  $ 10.740  $ 10.460  $ 10.640  $ 10.000
of period

Income from Investment            .458      .473      .483      .514      .504
Operations Net interest
income

Net realized and unrealized       (.412)    .279      .351      (.022)    .637
gain (loss)

Total from  investment            .046      .752      .834      .492      1.141
operations

Less Distributions

From net interest income          (.458)    (.473)    (.484)    (.514)    (.504)

From net realized gain            (.016)    (.040)    (.070)    (.160)    -

In excess of net realized gain    (.024)    -         -         -         -

Total distributions               (.498)    (.513)    (.554)    (.674)    (.504)

Redemption fees added to          .002      .001      .000      .002      .003
paid in capital

Net asset value, end of period   $ 10.530  $ 10.980  $ 10.740  $ 10.460  $ 10.640

TOTAL RETURN B, C                 0.38%     7.16%     8.16%     4.72%     11.74%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 29,642  $ 24,606  $ 19,766  $ 20,388  $ 13,448
(000 omitted)

Ratio of expenses to average      .55%      .55%      .55%      .30% E    .06% A, E
net assets

Ratio of expenses to average      .54% F    .54% F    .53% F    .30%      .06% A
net assets after expense
reductions

Ratio of net interest income      4.21%     4.35%     4.55%     4.82%     5.54% A
to average net assets

Portfolio turnover rate           12%       25%       27%       32%       56% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FOR THE PERIOD OCTOBER 11, 1994 (COMMENCEMENT OF OPERATIONS) TO
AUGUST 31, 1995.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income, but does not include the effect of the fund's $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED                   PAST 1 YEAR  LIFE OF FUND

SPARTAN AZ MUNICIPAL MONEY      2.84%        17.74%
MARKET

All Tax-Free Money Market       2.66%        n/a
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on October 11, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all tax-free money market funds average, which reflects the performance of all tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. The past one year average represents a peer group of 459 money market funds.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED                   PAST 1 YEAR  LIFE OF FUND

SPARTAN AZ MUNICIPAL MONEY      2.84%        3.39%
MARKET

All Tax-Free Money Market       2.66%        n/a
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS

                                           8/30/99  5/31/99  3/1/99  11/30/98  8/31/98



Spartan Arizona Municipal                  2.86%    2.85%    2.60%   2.87%     3.01%
Money Market



All Tax-Free Money   Market                2.66%    2.70%    2.42%   2.71%     2.80%
Funds Average



Spartan Arizona Municipal                  4.71%    4.69%    4.27%   4.73%     4.95%
Money Market - Tax-equivalent



Portion of fund's income                   0.04%    1.14%    3.80%   4.12%     0.00%
subject   to state taxes



Spartan Arizona
Municipal Money
Market

All Tax-Free
Money Market
Funds Average

5% -
4% -
3% -
2% -
1% -
0%

Row: 1, Col: 1, Value: 2.86
Row: 1, Col: 2, Value: 2.66
Row: 2, Col: 1, Value: 2.85
Row: 2, Col: 2, Value: 2.7
Row: 3, Col: 1, Value: 2.6
Row: 3, Col: 2, Value: 2.42
Row: 4, Col: 1, Value: 2.87
Row: 4, Col: 2, Value: 2.71
Row: 5, Col: 1, Value: 3.01
Row: 5, Col: 2, Value: 2.8

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all tax-free money market funds average tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1999 federal and state income tax rate of 39.23%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

(checkmark)COMPARING
PERFORMANCE

Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in
mind that the U.S. government
neither insures nor guarantees
a money market fund. In fact,
there is no assurance that a
money fund will maintain a $1
share price.

SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Scott Orr)

An interview with Scott Orr, Portfolio Manager of Spartan Arizona
Municipal Money Market Fund

Q. SCOTT, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE 12 MONTHS THAT ENDED AUGUST 31, 1999?

A. As the period began, the market was in turmoil because of international economic difficulties. Despite domestic economic strength, the Federal Reserve Board felt the need to help allay these problems and boost the markets by employing three interest-rate cuts from September through November 1998. By the beginning of 1999, the market emerged from the shadow of the global financial crisis. The international situation stabilized to the extent that focus once again returned to economic growth in the U.S., which continued to be strong spurred by healthy consumer demand and solid job growth. As time passed, it became more and more clear that the Fed would discontinue the interest-rate cuts it had employed.

Q. WHAT HAPPENED MORE RECENTLY?

A. In March and April, data indicated that inflation might not be as well-behaved as it had been in the recent past. Sentiment shifted from the expectation that Fed policy would be unchanged to one expecting a Fed rate increase. Such a hike would be employed to curb economic growth and diminish inflationary pressures. By the end of May, the consensus viewpoint in the market was not "if" the Fed would raise short-term interest rates, but "when." On June 30, the Fed raised the rate banks charge each other for overnight loans - known as the fed funds target rate - by 0.25 percentage points to 5.00%. Although the Fed indicated at that time that it had changed from a bias toward raising rates to a neutral stance, it wasn't long before signs emerged indicating the strong possibility of another rate hike. The Fed followed through with an additional 0.25 percentage point increase in August, a pre-emptive move designed to try to head off the inflation that might result from continued economic strength and a tight labor market.

Q. WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD?

A. During the period, there was not a lot of supply in the one-year, fixed-rate note area, a typical scenario in the Arizona market. As a result, I focused my investments on short-term, variable-rate offerings and commercial paper. However, I also looked to take advantage of opportunities when issuers came to market with one-year, fixed-rate securities offering rates that would perform well relative to short-term, variable-rate alternatives. Several of these deals came to market in the summer, which brought the fund's average maturity to 62 days at the end of the period, longer than six months ago.

Q. HOW DID THE FUND PERFORM?

A. The fund's seven-day yield on August 31, 1999, was 2.86%, compared to 3.01% 12 months ago. The more recent seven-day yield was the equivalent of a 4.71% taxable rate of return for Arizona investors in the 39.23% combined state and federal income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through August 31, 1999, the fund's 12-month total return was 2.84%, compared to 2.66% for the all tax-free money market funds average, according to IBC Financial Data, Inc.

Q. WHAT'S YOUR OUTLOOK?

A. There is still a possibility that the Fed will increase short-term rates again before the end of the year, if the economy remains strong, labor markets stay tight and we see signs that wages are increasing. Inflation, though well-behaved, is still a concern. It's conceivable the Fed would look to implement one more rate hike to erase the effects of its rate cuts in late 1998, which were implemented largely to provide liquidity to the markets, not to supply fuel to the economy. In addition, the Fed may want to implement its policy well in advance of the new year, in an attempt to avoid changing interest-rate policy during a time when potential Year 2000 (Y2K) computer problems may occur. Indeed, a concern as we move toward the end of the year is the Y2K issue and its possible impact on municipal securities. As one of many factors we look at, we'll be paying close attention to this issue in the months ahead.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks as high a level
of current income exempt
from federal income tax and
Arizona personal income tax,
as is consistent with
preservation of capital

FUND NUMBER: 433

TRADING SYMBOL: FSAXX

START DATE: October 11,
1994

SIZE: as of August 31, 1999,
more than $90 million

MANAGER: Scott Orr, since
1997; manager, various
Fidelity and Spartan municipal
money market funds; joined
Fidelity in 1989

SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES





MATURITY DIVERSIFICATION

DAYS                     % OF FUND'S INVESTMENTS 8/31/99  % OF FUND'S INVESTMENTS 2/28/99  % OF FUND'S INVESTMENTS 8/31/98

  0 - 30                  56.5                             71.7                             59.7

 31 - 90                  14.3                             12.6                             23.9

 91 - 180                 20.7                             15.7                             4.4

181 - 397                 8.5                              0.0                              12.0


WEIGHTED AVERAGE MATURITY

                            8/31/99                          2/28/99                          8/31/98

Spartan Arizona Municipal   62 DAYS                          29 Days                          55 Days
Money Market Fund

All Tax-Free Money Market   51 DAYS                          42 Days                          44 Days
Funds Average *



ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF AUGUST 31, 1999                                         AS OF FEBRUARY 28, 1999

Variable Rate Demand Notes                                    Variable Rate Demand Notes
(VRDNs)                          52.1%                        (VRDNs)                           69.4%

Commercial Paper (including                                   Commercial Paper (including
CP Mode)                         25.2%                        CP Mode)                          14.9%

Municipal Notes                   3.3%                        Municipal Notes                    0.0%

Other Investments                19.4%                        Other Investments                 15.7%

Row: 1, Col: 1, Value: 52.1                                   Row: 1, Col: 1, Value: 69.40000000000001
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 25.2                                   Row: 1, Col: 3, Value: 14.9
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 3.3                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.1                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 19.3                                   Row: 1, Col: 8, Value: 15.7



*SOURCE: IBC'S MONEY FUND REPORT(registered trademark)

SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

INVESTMENTS AUGUST 31, 1999

Showing Percentage of Total Value of Investment in Securities



MUNICIPAL SECURITIES - 100.0%

                                PRINCIPAL AMOUNT                VALUE (NOTE 1)

ARIZONA - 99.9%

Apache County Ind. Dev. Auth.:

(Imperial Components, Inc.)     $ 1,900,000                     $ 1,900,000
Series 1996, 3.4%, LOC
Harris Trust & Savings Bank,
Chicago, VRDN (a)(d)

(Tucson Elec. Pwr. Co. -         8,000,000                       8,000,000
Springerville Proj.) Series
1983 C, 3.35%, LOC Societe
Generale, France, VRDN (a)

Arizona Edl. Ln. Marketing       6,000,000                       6,000,000
Corp. Series 1991 A, 3.3%,
LOC Dresdner Bank AG, VRDN
(a)(d)

Arizona School District Fing.    3,000,000                       3,012,446
Prog. Ctfs. of Prtn. TAN
Series 1999 A, 4.05% 7/31/00
(AMBAC Insured)

Arizona Trans. Board Excise      3,700,000                       3,730,165
Tax Rev. Bonds (Maricopa
County Reg'l. Area Road)
Series A, 4.5% 7/1/00

Coconino County Poll. Cont.      800,000                         800,000
Corp. Rev. (Pub. Svc. Co.
Proj.)  Series 1996 A, 3%,
LOC Barclays Bank PLC, VRDN
(a)(d)

Flagstaff Ind. Dev. Auth.        2,600,000                       2,600,000
(Norton Envir., Inc. Proj.)
Series 1997, 3.45%, LOC Key
Bank, NA, VRDN (a)(d)

Glendale Ind. Dev. Auth. Rev.    1,700,000                       1,700,000
(Superior Bedding Co.)
Series 1994, 3.4%, LOC
Harris Trust & Savings Bank,
Chicago, VRDN (a)(d)

Maricopa County Ind. Dev.
Auth. Ind. Dev. Rev.:

Bonds (Citizens Utils.)          1,000,000                       1,000,000
Series 1988, 3.4% tender
9/10/99, CP mode (d)

(Clayton Homes Proj.) Series     1,000,000                       1,000,000
1998, 3.35%, LOC Wachovia
Bank NA, VRDN (a)(d)

Maricopa County Poll. Cont.
Corp. Rev.:

Bonds (Southern California
Edison Co.):

Series 1985 D, 3.55% tender      1,000,000                       1,000,000
1/31/00, CP mode

Series 1985 E, 3.55% tender      1,000,000                       1,000,000
1/31/00, CP mode

Series 1985 F, 3.5% tender       1,000,000                       1,000,000
1/26/00, CP mode

(Pub. Svc. Co. Proj.) Series     1,000,000                       1,000,000
1994 A, 2.7%, LOC Morgan
Guaranty Trust Co., NY, VRDN
(a)

Maricopa County Unified          1,000,000                       1,022,970
School District #48 Bonds
(Scottsdale) Series C, 6.6%
7/1/00 (f)

Mesa Muni. Dev. Corp. Bonds:

Series 1985:

3.3% tender 9/8/99, LOC          1,000,000                       1,000,000
Westdeutsche Landesbank
Girozentrale, CP mode

3.3% tender 10/13/99, LOC        2,500,000                       2,500,000
Westdeutsche Landesbank
Girozentrale, CP mode

3.3% tender 10/14/99, LOC        1,000,000                       1,000,000
Westdeutsche Landesbank
Girozentrale, CP mode

3.4% tender 10/7/99, LOC         1,200,000                       1,200,000
Westdeutsche Landesbank
Girozentrale, CP mode

MUNICIPAL SECURITIES -
CONTINUED

                                PRINCIPAL AMOUNT                VALUE (NOTE 1)

ARIZONA - CONTINUED

Mesa Muni. Dev. Corp. Bonds:
- continued

Series 1996 A&B, 3.3% tender    $ 1,900,000                     $ 1,900,000
9/8/99, LOC Westdeutsche
Landesbank Girozentrale, CP
mode

Mohave County Ind. Dev. Auth.    4,900,000                       4,900,000
Ind. Dev. Rev. Bonds
(Citizens Utils.) Series
1993 E, 3.35% tender
10/13/99, CP mode (d)

Phoenix Civic Impt. Board        1,920,000                       1,920,000
Arpt. Rev. Participating
VRDN Senior Lien Series PA
405, 3.36% (Liquidity
Facility  Merrill Lynch &
Co., Inc.) (a)(e)

Phoenix Gen. Oblig.              2,430,000                       2,430,000
Participating VRDN Series PA
236, 3.36% (Liquidity
Facility Merrill Lynch &
Co., Inc.) (a)(e)

Phoenix Ind. Dev. Auth.          1,000,000                       1,000,000
Multi-family Hsg. Rev. (Bell
Square Apt. Proj.) Series
1995, 3.35%, LOC Gen. Elec.
Cap.  Corp., VRDN (a)

Phoenix Ind. Dev. Auth.          985,000                         985,000
Participating VRDN Series PT
1082, 3.37% (Liquidity
Facility Merrill Lynch &
Co., Inc.) (a)(e)

Phoenix Ind. Dev. Auth. Rev.:

(Marlyn Nutraceuticals Proj.)    1,000,000                       1,000,000
3.42%, LOC Bank One, Arizona
NA, VRDN (a)(d)

(Plastican Proj.) Series         4,000,000                       4,000,000
1997, 3.5%, LOC Fleet Bank
NA, VRDN (a)(d)

Rfdg. (V.A.W. of America         1,000,000                       1,000,000
Proj.) Series 1997, 3.45%,
LOC Bank of America NA, VRDN
(a)(d)

Pima County Ind. Dev. Auth.      2,925,000                       2,925,000
Multi-family Hsg. Rev. (La
Cholla Apt. Proj.) Series
1996, 3.35%, LOC Chase Bank
of Texas NA, VRDN (a)

Pima County Ind. Dev. Auth.      8,000,000                       8,000,000
Single Family Mtg. Rev.
Bonds Series 1999 A3, 3.2%
12/1/99 (Pacific Life Ins.
Co. Guaranteed) (d)

Pinal County Ind. Dev. Auth.     3,940,000                       3,940,000
Hosp. Rev. (Casa Grande Med.
Ctr. Proj.) Series 1995,
3.35%, LOC Chase Manhattan
Bank, VRDN (a)

Salt River Proj. Agric. Impt.
& Pwr. District Elec. Sys.
Rev.:

Bonds 5.5% 1/1/00                2,500,000                       2,516,184

3.5% 1/28/00, CP                 2,000,000                       2,000,000

3.55% 1/28/00, CP                1,000,000                       1,000,000

Tempe Excise Tax Rev. Bonds      2,500,000                       2,504,456
Series 1999 A, 4% 1/1/00

Tucson Arpt. Auth. Spl.          1,300,000                       1,300,000
Facility Rev. (LearJet,
Inc.) Series 1998 A, 3.45%,
LOC Bank of America NA, VRDN
(a)(d)

Yavapai County Ind. Dev.
Auth. Ind. Dev. Rev.:

Bonds (Citizens Utils.)          3,500,000                       3,500,000
Series 1993, 3.35% tender
10/14/99, CP mode (d)

MUNICIPAL SECURITIES -
CONTINUED

                                PRINCIPAL AMOUNT                VALUE (NOTE 1)

ARIZONA - CONTINUED

Yavapai County Ind. Dev.
Auth. Ind. Dev. Rev.: -
continued

(Oxycal Lab. Proj.) Series      $ 1,000,000                     $ 1,000,000
1999 A, 3.45%, LOC Bank One,
Arizona NA, VRDN (a)

Yuma County Ind. Dev. Auth.      3,000,000                       3,000,000
Rev. (Meadowcraft, Inc.
Proj.) Series 1997, 3.45%,
LOC Bank of America NA, VRDN
(a)(d)

                                                                 91,286,221

                                SHARES

OTHER - 0.1%

Municipal Central Cash Fund,     122,755                         122,755
3.30% (b)(c)

TOTAL INVESTMENT IN                                         $ 91,408,976
SECURITIES - 100%

Total Cost for Income Tax Purposes                          $ 91,408,976


SECURITY TYPE ABBREVIATIONS

CP  COMMERCIAL PAPER

TAN TAX ANTICIPATION NOTE

VRDN VARIABLE RATE DEMAND NOTE

LEGEND

(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.

(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(e) Provides evidence of ownership in one or more underlying municipal bonds.

(f) Security purchased on a delayed delivery or when-issued basis.

INCOME TAX INFORMATION

During the fiscal year ended August 31, 1999, 100% of the fund's income dividends was free from federal income tax and 40.65% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited).

SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                         AUGUST 31, 1999

ASSETS

Investment in securities, at                $ 91,408,976
value -  See accompanying
schedule

Receivable for fund shares                   92,715
sold

Interest receivable                          421,176

 TOTAL ASSETS                                91,922,867

LIABILITIES

Payable for investments        $ 1,029,753
purchased on a delayed
delivery basis

Payable for fund shares         187,394
redeemed

Distributions payable           9,719

Accrued management fee          38,801

Other payables and accrued      112
expenses

 TOTAL LIABILITIES                           1,265,779

NET ASSETS                                  $ 90,657,088

Net Assets consist of:

Paid in capital                             $ 90,680,842

Accumulated net realized gain                (23,754)
(loss) on investments

NET ASSETS, for 90,654,060                  $ 90,657,088
shares outstanding

NET ASSET VALUE, offering                    $1.00
price and redemption price
per share ($90,657,088
(divided by) 90,654,060
shares)

STATEMENT OF OPERATIONS
                          YEAR ENDED AUGUST 31, 1999

INTEREST INCOME                          $ 3,041,012

EXPENSES

Management fee                $ 461,858

Non-interested trustees'       306
compensation

 Total expenses before         462,164
reductions

 Expense reductions            (1,649)    460,515

NET INTEREST INCOME                       2,580,497

NET REALIZED GAIN (LOSS) ON               (23,612)
INVESTMENTS

NET INCREASE IN NET ASSETS               $ 2,556,885
RESULTING FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED  AUGUST 31, 1999  YEAR ENDED  AUGUST 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 2,580,497                  $ 3,049,535

 Net realized gain (loss)         (23,612)                     39,199

 NET INCREASE (DECREASE) IN       2,556,885                    3,088,734
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (2,580,497)                  (3,049,535)
from net interest income

Share transactions at net         93,042,199                   86,116,142
asset value of $1.00 per
share Proceeds from sales of
shares

 Reinvestment of                  2,439,841                    2,968,682
distributions from net
interest income

 Cost of shares redeemed          (99,324,559)                 (82,735,176)

 NET INCREASE (DECREASE) IN       (3,842,519)                  6,349,648
NET ASSETS AND SHARES
RESULTING FROM SHARE
TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (3,866,131)                  6,388,847
IN NET ASSETS

NET ASSETS

 Beginning of period              94,523,219                   88,134,372

 End of period                   $ 90,657,088                 $ 94,523,219


FINANCIAL HIGHLIGHTS

YEARS ENDED AUGUST 31,           1999      1998      1997      1996      1995 D

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
of period

Income from Investment            .028      .034      .033      .035      .034
Operations Net interest
income

Less Distributions

From net interest income          (.028)    (.034)    (.033)    (.035)    (.034)

Net asset value, end of period   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000

TOTAL RETURN B, C                 2.84%     3.41%     3.39%     3.52%     3.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 90,657  $ 94,523  $ 88,134  $ 82,741  $ 52,566
(000 omitted)

Ratio of expenses to average      .50%      .36% E    .35% E    .22% E    .06% A, E
net assets

Ratio of net interest income      2.79%     3.36%     3.34%     3.44%     3.91% A
to average net assets


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FOR THE PERIOD OCTOBER 11, 1994 (COMMENCEMENT OF OPERATIONS) TO
AUGUST 31, 1995.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Arizona Municipal Income Fund (the income fund) is a fund of Fidelity Union Street Trust. Spartan Arizona Municipal Money Market Fund (the money market fund) is a fund of Fidelity Union Street Trust
II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Union Street Trust and Fidelity Union Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Arizona. The following summarizes the significant accounting policies of the income fund and the money market fund:

SECURITY VALUATION.

INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

 MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.

EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, and losses deferred due to futures and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the income fund less than 180 days are subject to a short-term trading fee equal to
 .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

DELAYED DELIVERY TRANSACTIONS. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery security.

2. OPERATING POLICIES -
CONTINUED

DELAYED DELIVERY TRANSACTIONS - CONTINUED

With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. PURCHASES AND SALES OF INVESTMENTS.

INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $10,395,152 and $3,064,786, respectively.

The market value of futures contracts opened and closed during the period amounted to $253,988 and $627,217, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As each fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% and .50% of average net assets for the income fund and money market fund, respectively. The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by each fund to the non-interested Trustees.

FMR also bears the cost of providing shareholder services to the money market fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $767 for the period.

SUB-ADVISER FEE. As the money market and the income (effective January 1, 1999) funds' investment sub-adviser, FIMM, a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

MONEY MARKET INSURANCE. Pursuant to an Exemptive Order issued by the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, have entered into

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED

MONEY MARKET INSURANCE -
CONTINUED

insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company, effective January 1, 1999. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. FMR has borne the cost of the fund's premium payable to FIDFUNDS.

5. EXPENSE REDUCTIONS.

FMR has entered into arrangements on behalf of certain funds with the funds' custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. During the period, the income fund's and money market fund's expenses were reduced by $2,881 and $1,649, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and Fidelity Union
Street Trust II and the Shareholders of Spartan Arizona Municipal
Income Fund and Spartan Arizona Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Arizona Municipal Income Fund (a fund of Fidelity Union Street Trust) and Spartan Arizona Municipal Money Market Fund (a fund of Fidelity Union Street Trust II) at August 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
October 6, 1999

DISTRIBUTIONS


During fiscal year ended 1999, 100% of the fund's income dividends was free from federal income tax, and 7.46% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

SUB-ADVISER

Fidelity Investments
Money Management, Inc.
Merrimack, NH

OFFICERS

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Boyce I. Greer, Vice President -
MONEY MARKET FUND
Scott A. Orr, Vice President -
MONEY MARKET FUND
Dwight D. Churchill, Vice President -
INCOME FUND
Christine J. Thompson, Vice President -
INCOME FUND
Stanley N. Griffith, Assistant Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

AZI/SPZ-ANN-1099  85774
1.536826.102

ADVISORY BOARD

J. Gary Burkhead
Abigail P. Johnson -
MONEY MARKET FUND

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENTS

Citibank, N.A.
New York, NY
  and
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

Citibank, N.A.
New York, NY

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(fidelity_logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


SPARTAN(REGISTERED TRADEMARK)
MARYLAND
MUNICIPAL INCOME
FUND

ANNUAL REPORT
AUGUST 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   15  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  19  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  21  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          22

OF SPECIAL NOTE        23

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

In late August, just days after making what many market observers felt would be the final interest-rate hike of 1999, Federal Reserve Board Chairman Alan Greenspan re-ignited fears of further increases, calling the continued rise of stocks "inexplicable." He also indicated that stock movements would play a larger role in future monetary policy deliberations. In response, equity and bond markets retreated from solid gains earned earlier in the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN MD MUNICIPAL INCOME       -0.15%       33.05%        38.30%

LB Maryland 4 Plus Year           0.43%        36.01%        n/a
Municipal Bond

Maryland Municipal Debt Funds     -0.96%       29.70%        n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 22, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Maryland 4 Plus Year Municipal Bond Index - a market value-weighted index of Maryland investment-grade municipal bonds with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Maryland municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 37 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

SPARTAN MD MUNICIPAL INCOME       -0.15%       5.88%         5.23%

LB Maryland 4 Plus Year           0.43%        6.34%         n/a
Municipal Bond

Maryland Municipal Debt Funds     -0.96%       5.33%         n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Spartan MD Muni Income      LB Municipal Bond
             00429                       LB015
  1993/04/30      10000.00                    10000.00
  1993/05/31      10085.91                    10056.20
  1993/06/30      10290.79                    10224.04
  1993/07/31      10265.32                    10237.43
  1993/08/31      10557.40                    10450.57
  1993/09/30      10704.98                    10569.61
  1993/10/31      10689.74                    10590.01
  1993/11/30      10529.07                    10496.71
  1993/12/31      10803.25                    10718.29
  1994/01/31      10954.65                    10840.70
  1994/02/28      10622.40                    10559.92
  1994/03/31      10073.68                    10129.92
  1994/04/30      10162.95                    10215.82
  1994/05/31      10243.70                    10304.40
  1994/06/30      10206.48                    10241.44
  1994/07/31      10384.83                    10429.16
  1994/08/31      10403.21                    10465.25
  1994/09/30      10214.51                    10311.62
  1994/10/31       9973.88                    10128.48
  1994/11/30       9719.70                     9945.36
  1994/12/31       9992.19                    10164.26
  1995/01/31      10309.68                    10454.75
  1995/02/28      10621.51                    10758.77
  1995/03/31      10738.62                    10882.39
  1995/04/30      10731.40                    10895.23
  1995/05/31      11084.16                    11242.90
  1995/06/30      10985.06                    11145.09
  1995/07/31      11091.31                    11250.74
  1995/08/31      11242.66                    11393.40
  1995/09/30      11347.30                    11465.52
  1995/10/31      11476.69                    11632.23
  1995/11/30      11651.39                    11825.21
  1995/12/31      11770.51                    11938.85
  1996/01/31      11877.96                    12028.99
  1996/02/29      11794.29                    11947.79
  1996/03/31      11643.74                    11795.10
  1996/04/30      11619.17                    11761.72
  1996/05/31      11607.45                    11757.02
  1996/06/30      11712.40                    11885.05
  1996/07/31      11818.90                    11993.20
  1996/08/31      11818.37                    11990.33
  1996/09/30      11948.97                    12158.19
  1996/10/31      12080.97                    12295.70
  1996/11/30      12308.68                    12520.71
  1996/12/31      12226.50                    12468.12
  1997/01/31      12250.97                    12491.69
  1997/02/28      12369.27                    12606.36
  1997/03/31      12172.69                    12438.32
  1997/04/30      12269.49                    12542.43
  1997/05/31      12430.49                    12731.07
  1997/06/30      12577.20                    12866.65
  1997/07/31      12924.29                    13223.06
  1997/08/31      12784.46                    13099.16
  1997/09/30      12958.06                    13254.65
  1997/10/31      13045.20                    13339.87
  1997/11/30      13118.15                    13418.31
  1997/12/31      13307.36                    13614.08
  1998/01/31      13446.78                    13754.58
  1998/02/28      13428.36                    13758.71
  1998/03/31      13427.80                    13770.82
  1998/04/30      13361.66                    13708.71
  1998/05/31      13555.17                    13925.72
  1998/06/30      13604.57                    13980.59
  1998/07/31      13615.73                    14015.68
  1998/08/31      13862.61                    14232.22
  1998/09/30      14016.32                    14409.55
  1998/10/31      14027.02                    14409.26
  1998/11/30      14049.33                    14459.84
  1998/12/31      14099.95                    14496.28
  1999/01/31      14270.38                    14668.64
  1999/02/28      14156.23                    14604.54
  1999/03/31      14167.44                    14624.84
  1999/04/30      14204.34                    14661.25
  1999/05/31      14107.55                    14576.37
  1999/06/30      13886.53                    14366.47
  1999/07/31      13938.61                    14418.76
  1999/08/31      13841.47                    14303.41
IMATRL PRASUN   SHR__CHT 19990831 19990921 103129 R00000000000079

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Maryland Municipal Income Fund on April 30, 1993, shortly after the fund started. As the chart shows, by August 31, 1999, the value of the investment would have grown to $13,841 - a 38.41% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $14,303 - a 43.03% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                  YEARS ENDED AUGUST 31,

                  1999                    1998   1997   1996   1995

Dividend returns  4.21%                   4.69%  4.89%  5.02%  6.00%

Capital returns   -4.36%                  3.74%  3.28%  0.10%  2.07%

Total returns     -0.15%                  8.43%  8.17%  5.12%  8.07%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED AUGUST 31, 1999   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share             3.89(cents)   22.84(cents)   45.10(cents)

Annualized dividend rate        4.54%         4.38%          4.31%

30-day annualized yield         4.57%         -              -

30-day annualized               7.75%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.09 over the past one month, $10.35 over the past six months and $10.47 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 41.05% combined effective 1999 federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The municipal bond market endured
a variety of tribulations over the past
year. While municipal bonds slightly
trailed the returns of their taxable
bond counterparts, they significantly
outperformed government bonds on
an absolute basis. For the 12-month
period ending August 31, 1999, the
Lehman Brothers Municipal Bond Index
- an index of approximately 50,000
investment-grade, fixed-rate,
tax-exempt bonds - returned 0.50%,
lagging the 0.80% one-year return of
the overall taxable-bond market, as
measured by the Lehman Brothers
Aggregate Bond Index. Meanwhile,
the market proxy for U.S. government
bonds, the Lehman Brothers
Long-Term Government Bond
Index, fell 4.99%. At the outset of
the 12-month period, municipals
were outdistanced by Treasuries,
which benefited from a massive flight
to safety during the global financial
crises of the fall. Munis were also
dragged down by 1998's
near-record issuance, which was
met by relatively subdued demand.
As supply tailed off late last year and
in early 1999, however, municipal bond
performance began to improve.
Unfortunately, a massive sell-off
by institutional investors, combined
with the fears of heightened
inflation and Y2K concerns, quickly
put a damper on municipal bonds.
Also, the Federal Reserve Board's
two subsequent rate hikes in June
and August put further downward
pressure on muni bond prices.

(photograph of George Fischer)

An interview with George Fischer, Portfolio Manager of Spartan
Maryland Municipal Income Fund

Q. HOW DID THE FUND PERFORM, GEORGE?

A. For the 12-month period that ended August 31, 1999, the fund had a total return of -0.15%. To get a sense of how the fund did relative to its competitors, the Maryland municipal debt funds average returned -0.96% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers Maryland 4 Plus Year Municipal Bond Index - which tracks the types of securities in which the fund invests
- returned 0.43%.

Q. EVEN THOUGH RISING INTEREST RATES MUTED MUNICIPAL BOND PERFORMANCE OVER THE PAST YEAR, THE FUND OUTPACED ITS PEERS. WHAT STRATEGIES
HELPED?

A. The fund's focus on high-quality bonds was a plus for performance. Problems with a few lower-rated Maryland hospital systems and difficulty experienced by lower-quality resource recovery recycling facilities put pressure on the lower-quality segment of the municipal market as a whole. I generally didn't think that lower-quality bonds offered enough incremental yield to compensate for their added risk. In addition, the way in which I managed the fund's duration - its sensitivity to changing interest rates - was a positive contributor to the fund's outperformance relative to its peers. When interest rates moved substantially higher during the period, funds with relatively long durations generally suffered the most. Rather than trying to predict the direction of interest rates, I manage the fund to have a duration that approximates that of the municipal market, as measured by the Lehman Brothers Maryland 4 Plus Year Municipal Bond Index. By doing so, I avoided the potential underperformance that could have occurred if the fund was too interest-rate sensitive when interest rates rose.

Q. WHAT SPECIFIC TYPES OF BONDS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The fund had a relatively large stake in premium coupon bonds, which generally held up better than lower coupon bonds. Premiums, as they are known, carry coupons higher than prevailing interest rates and are attractive for several reasons. First, they're more likely than discount bonds - which carry interest rates below prevailing rates - to be advance refunded, a refinancing-like process that generally is positive for their prices. Second, premium bonds are somewhat protected from the unfavorable tax treatment and price performance that can hurt discount bonds when rates are rising. Finally, individual investors - who account for a significant portion of municipal bond demand - tend to shy away from premium coupon bonds in favor of par bonds - those that carry coupons at prevailing rates. As a result, I'm often able to buy premiums at attractive prices relative to comparably rated par bonds with similar maturities.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Yes, there were. Longer-maturity discount bonds proved to be some of the market's worst performers during the past year, although the fund had only small holdings in them. In addition to focusing on premium coupon bonds, I emphasized intermediate bonds set to mature within seven to 15 years. For bonds with maturities of 15 years or longer, the extra income for each successive year was not, in my opinion, attractive given the level of risk inherent in longer-term bonds.

Q. GEORGE, WHAT'S YOUR OUTLOOK?

A. As it always is, the direction of interest rates will be the primary factor that determines the municipal market's performance. It's not clear at this point whether the Federal Reserve Board is finished raising interest rates as it did in June and August, or whether those rate hikes were just a preview of things to come. But other factors - namely supply and demand - also will play a role. If interest rates remain stable or move higher, I would expect the supply of municipals to taper off as issuers slow down their refinancing and new issuance activity. A bigger unknown is demand. Even after gaining some ground on them, municipals remain relatively cheap alternatives to U.S. Treasuries. To the extent that investors seek out that value, the more municipals likely will benefit. While longer-maturity and lower-quality bonds have performed poorly over the past several months, some may provide an opportunity to pick up attractively priced, higher-yielding securities. But I plan to be very selective, keeping the bulk of the fund's investments in high-quality, intermediate-maturity bonds that I feel offer the best combination of reward and risk.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: high current tax-free
income for Maryland
residents

FUND NUMBER: 429

TRADING SYMBOL: SMDMX

START DATE: April 22, 1993

SIZE: as of August 31, 1999,
more than $48 million

MANAGER: George Fischer,
since 1998; manager,
various Fidelity and Spartan
municipal income funds;
joined Fidelity in 1989

GEORGE FISCHER ON Y2K AND
ITS POTENTIAL EFFECTS ON
MUNICIPAL BOND ISSUERS:

"The Y2K bug may pose problems
for some municipal issuers. At this
point, however, it's unclear how
many or to what magnitude
issuers will be affected, if at all.
That's why Fidelity's research
team - in its routine securities
selection process - is looking at
municipal issuers' Y2K
preparedness. We're attempting to
ascertain how vulnerable a
given issuer thinks it is and what
potential fixes it has planned in
the event of problems. How
successful issuers are in
preparing for and dealing with
problems ultimately may affect
their creditworthiness. Y2K is
only one of the many factors I
must consider when determining
whether to buy or sell securities
for the fund."

(solid bullet) General obligation bonds
(GOs) were the fund's largest
sector concentration throughout
the past year, making up 43.8% of
investments at the end of the
period. A GO is backed by the full
faith and credit - which includes
the taxing power - of a city,
county, state or other issuer. GOs
are repaid through general
revenues - including individual
and corporate taxes -
collected by the issuer.

INVESTMENT CHANGES





TOP FIVE SECTORS AS OF AUGUST
31, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE SECTORS 6 MONTHS AGO

General Obligations             43.8                     36.1

Escrowed/Pre-Refunded           11.4                     15.6

Special Tax                     9.6                      10.3

Resource Recovery               7.5                      8.2

Housing                         6.2                      6.6

AVERAGE YEARS TO MATURITY AS
OF AUGUST 31, 1999

                                                         6 MONTHS AGO

Years                           12.4                     12.1


AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF AUGUST 31, 1999

                                       6 MONTHS AGO

Years                            6.7   6.4

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION

AS OF AUGUST 31, 1999

Aaa 53.9%
Aa, A 38.5%
Baa 5.5%
Not Rated 2.1%
Short-term
Investments 0.0%

Row: 1, Col: 1, Value: 53.9
Row: 1, Col: 2, Value: 38.5
Row: 1, Col: 3, Value: 5.5
Row: 1, Col: 4, Value: 2.1
Row: 1, Col: 5, Value: 0.0

AS OF FEBRUARY 28, 1999

Aaa 54.8%
Aa, A 35.3%
Baa 8.5%
Not Rated 0.0%
Short-term
Investments 1.4%

Row: 1, Col: 1, Value: 54.8
Row: 1, Col: 2, Value: 35.3
Row: 1, Col: 3, Value: 8.5
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 1.4

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS AUGUST 31, 1999

Showing Percentage of Total Value of Investment in Securities



MUNICIPAL BONDS - 100.0%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

MARYLAND - 95.2%

Anne Arundel County Gen.
Oblig.:

(Consolidated Wtr. & Swr.) 7%     Aa2       $ 550,000                       $ 609,521
8/1/04

Rfdg. (Gen. Impt. Proj.)          Aa2        1,000,000                       1,026,640
5.25% 8/1/08

Baltimore County Gen. Oblig.      Aaa        1,000,000                       993,570
Rfdg.  (Pension Fdg. Proj.)
5.125% 8/1/12

Baltimore County Metro.           Aaa        850,000                         907,783
District (Spl. Assessment)
63rd Issue 6.125% 7/1/07
(Pre-Refunded to 7/1/02 @
102) (c)

Baltimore Gen. Oblig.:

(Consolidated Pub. Impt.          Aaa        1,000,000                       1,014,770
Proj.) Series A, 5.5%
10/15/14 (FGIC Insured)

(Pub. Impt. Proj.) Series A,      Aaa        500,000                         577,555
7% 10/15/09 (MBIA Insured)

Rfdg. (Cap. Appreciation)         Aaa        2,000,000                       1,399,900
(Consolidated  Pub. Impt.
Proj.) Series A, 0% 10/15/06
(FGIC Insured)

Series A:

5.5% 10/15/11 (FGIC Insured)      Aaa        1,000,000                       1,022,440

5.625% 10/15/13 (FGIC Insured)    Aaa        1,460,000                       1,490,981

Baltimore Gen. Oblig. Proj.       Aaa        1,100,000                       1,013,639
Rev. Rfdg. (Wtr. Proj.)
Series A, 5% 7/1/24 (FGIC
Insured)

Baltimore Port Facilities         Aa3        2,000,000                       2,143,780
Rev. (Consolidated Coal
Sales Co.) 6.5% 12/1/10

Calvert County Gen. Oblig.        Aa3        1,000,000                       1,027,520
5.2% 1/1/04

Frederick County Gen. Oblig.:

(Pub. Facilities) 5.25% 7/1/09    Aa2        1,000,000                       1,022,980

Rfdg. 5.75% 7/1/16                Aa2        1,000,000                       1,018,890

Maryland Gen. Oblig. (State &
Local Facilities Ln.):

Series 1:

4.5% 3/1/01                       Aaa        615,000                         618,708

5.5% 2/1/06                       Aaa        1,000,000                       1,035,990

Series 2:

5% 7/15/07                        Aaa        1,000,000                       1,016,920

5% 8/1/07                         Aaa        570,000                         579,701

5% 8/1/11                         Aaa        1,000,000                       990,740

5.25% 7/15/12                     Aaa        1,000,000                       1,004,810

Maryland Health & Higher Edl.
Facilities Auth. Rev.:

(Charity Oblig. Group) Series     Aa2        985,000                         981,868
D, 4.6% 11/1/26

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

MARYLAND - CONTINUED

Maryland Health & Higher Edl.
Facilities Auth. Rev.: -
continued

(Good Samaritan Hosp.):

5.7% 7/1/09 (Escrowed to          A1        $ 1,000,000                     $ 1,053,750
Maturity) (c)

5.75% 7/1/13 (AMBAC Insured)      Aaa        145,000                         150,712
(Escrowed to Maturity) (c)

5.75% 7/1/13 (Escrowed to         A1         240,000                         249,216
Maturity) (c)

(Loyola College Proj.) 5%         A2         1,000,000                       855,610
10/1/39

Rfdg.:

(Helix Health Proj.) 5%           Aaa        1,000,000                       948,860
7/1/17 (AMBAC Insured)
(Escrowed to Maturity) (c)

(Howard County Gen. Hosp.         -          1,000,000                       1,023,180
Proj.) 5.5% 7/1/13 (Escrowed
to Maturity) (c)

(John Hopkins Univ.) 6% 7/1/10    Aa2        500,000                         542,495

Maryland Hsg. & Cmnty. Dev.
Administration:

(Single Family Prog.) Series      Aa2        500,000                         520,970
7, 7.25% 4/1/19 (b)

Rfdg. (Residential) Series B,     Aa2        990,000                         985,614
5.05% 9/1/19 (b)

Maryland Ind. Dev. Fing.          Aa3        1,000,000                       1,030,510
Auth. Rev. Rfdg.  (Holy
Cross Health Sys. Corp.
Proj.) 5.7% 12/1/10

Maryland Trans. Auth. Rev.:

(Trans. Facilities Projs.)        Aaa        1,015,000                       1,148,006
6.8% 7/1/16 (Escrowed to
Maturity) (c)

Rfdg. (Trans. Facilities          A1         500,000                         528,750
Projs.) 5.8% 7/1/06

Rfdg. (Cap. Appreciation)         Aaa        3,000,000                       2,399,190
(Trans. Facilities Projs.)
0% 7/1/04 (FGIC Insured)

Montgomery County Gen. Oblig.:

(Consolidated Pub. Impt.
Proj.) Series A:

5.375% 5/1/12                     Aaa        1,000,000                       1,013,350

5.625% 10/1/06                    Aaa        1,000,000                       1,057,560

Series A, 6.3% 4/1/04             Aaa        500,000                         537,070

Montgomery County Hsg.            Aa2        1,000,000                       1,040,260
Opportunity Commission
Single Family Mtg. Rev.
Series A, 6.6% 7/1/14

Northeast Maryland Waste
Disp. Auth. Resource
Recovery Rev.:

(Baltimore Resco Retrofit         BBB+       1,000,000                       913,710
Proj.) 4.75% 1/1/12 (b)

Rfdg. (Southwest Resource         Aaa        1,235,000                       1,377,309
Recovery Facilities) 7.2%
1/1/05 (MBIA Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

MARYLAND - CONTINUED

Northeast Maryland Waste
Disp. Auth. Solid Waste Rev.
(Montgomery County Resource
Recovery Proj.) Series A:

5.9% 7/1/05 (b)                   A2        $ 760,000                       $ 793,980

6% 7/1/07 (b)                     A2         500,000                         525,445

Prince Georges County Gen.        Aaa        1,000,000                       1,008,900
Oblig. (Consolidated Pub.
Impts. Proj.) 5.5% 3/15/16
(MBIA Insured)

Prince Georges County Hsg.        AAA        430,000                         446,942
Auth. Rev. (Single Family
Mtg.) Series A, 6.5% 12/1/15
(b)

Univ. of Maryland Sys.
Auxiliary Facility & Tuition
Rev.:

Rfdg. Series C, 5% 10/1/10        Aa3        1,000,000                       1,002,350

Series A, 5.6% 4/1/16             Aa3        500,000                         508,615

Washington D.C. Metro. Area       Aaa        1,570,000                       1,665,550
Trans. Auth. Gross Rev.
Rfdg. 6% 7/1/10 (FGIC
Insured)

Washington D.C. Suburban          Aa1        1,000,000                       1,080,110
Sanitation District Rfdg.
Series 2, 8% 1/1/02

                                                                             45,906,720

PUERTO RICO - 4.8%

Puerto Rico Commonwealth Hwy.     Baa1       2,000,000                       1,748,680
& Trans. Auth. Trans. Rev.
Series A, 5% 7/1/38

Puerto Rico Commonwealth          Aaa        600,000                         540,882
Infrastructure Fing. Auth.
Series A, 5% 7/1/28 (AMBAC
Insured)

                                                                             2,289,562

TOTAL INVESTMENT IN                                                       $ 48,196,282
SECURITIES - 100%
(Cost $48,439,447)


LEGEND

(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(c) Security collateralized by an amount sufficient to pay interest and principal.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        91.4%      AAA, AA, A    88.0%

Baa               3.6%       BBB           1.9%

Ba                0.0%       BB            0.0%

B                 0.0%       B             0.0%

Caa               0.0%       CCC           0.0%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

The percentage not rated by Moody's or S&P amounted to 2.1%.
The distribution of municipal securities by revenue source, as a percentage of total value of investments in securities, is as follows:

General Obligations          43.8%

Escrowed/Pre-Refunded        11.4

Special Tax                   9.6

Resource Recovery             7.5

Housing                       6.2

Education                     6.1

Others (individually less    15.4
than 5%)

                            100.0%

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $48,439,447. Net unrealized depreciation aggregated $243,165, of which $634,345 related to appreciated investment securities and $877,510 related to depreciated investment securities.

At August 31, 1999, the fund had a capital loss carryforward of approximately $924,207 all of which will expire on August 31, 2004.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                          AUGUST 31, 1999

ASSETS

Investment in securities, at                 $ 48,196,282
value (cost $48,439,447) -
See accompanying schedule

Cash                                          1,053,449

Interest receivable                           556,149

 TOTAL ASSETS                                 49,805,880

LIABILITIES

Payable for investments         $ 1,027,355
purchased

Payable for fund shares          62,743
redeemed

Distributions payable            63,543

Accrued management fee           22,652

Other payables and accrued       3,956
expenses

 TOTAL LIABILITIES                            1,180,249

NET ASSETS                                   $ 48,625,631

Net Assets consist of:

Paid in capital                              $ 49,793,003

Accumulated undistributed net                 (924,207)
realized  gain (loss) on
investments

Net unrealized appreciation                   (243,165)
(depreciation) on investments

NET ASSETS, for 4,819,671                    $ 48,625,631
shares outstanding

NET ASSET VALUE, offering                     $10.09
price and redemption price
per share ($48,625,631
(divided by) 4,819,671
shares)

STATEMENT OF OPERATIONS
                             YEAR ENDED AUGUST 31, 1999

INTEREST  INCOME                            $ 2,288,764

EXPENSES

Management fee                $ 260,445

Non-interested trustees'       153
compensation

 Total expenses before         260,598
reductions

 Expense reductions            (29,069)      231,529

NET INTEREST INCOME                          2,057,235

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities         122,195

 Futures contracts             (5,328)       116,867

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities         (2,277,848)

 Futures contracts             (26,852)      (2,304,700)

NET GAIN (LOSS)                              (2,187,833)

NET INCREASE (DECREASE) IN                  $ (130,598)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED AUGUST 31, 1999  YEAR ENDED AUGUST 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 2,057,235                 $ 1,799,052

 Net realized gain (loss)         116,867                     352,851

 Change in net unrealized         (2,304,700)                 1,112,132
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (130,598)                   3,264,035
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (2,057,235)                 (1,799,052)
from net interest income

Share transactions Net            14,363,034                  9,360,492
proceeds from sales of shares

 Reinvestment of distributions    1,517,501                   1,411,279

 Cost of shares redeemed          (8,904,888)                 (8,636,037)

 NET INCREASE (DECREASE) IN       6,975,647                   2,135,734
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   5,057                       1,113

  TOTAL INCREASE (DECREASE)       4,792,871                   3,601,830
IN NET ASSETS

NET ASSETS

 Beginning of period              43,832,760                  40,230,930

 End of period                   $ 48,625,631                $ 43,832,760

OTHER INFORMATION
Shares

 Sold                             1,372,122                   896,788

 Issued in reinvestment of        145,212                     135,699
distributions

 Redeemed                         (853,528)                   (833,035)

 Net increase (decrease)          663,806                     199,452


FINANCIAL HIGHLIGHTS

YEARS ENDED AUGUST 31,           1999      1998      1997      1996      1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 10.550  $ 10.170  $ 9.850   $ 9.840   $ 9.640
of period

Income from Investment            .451      .461      .466      .488      .541
Operations Net interest
income

Net realized and unrealized       (.461)    .380      .323      .009      .198
gain (loss)

Total from investment             (.010)    .841      .789      .497      .739
operations

Less Distributions

From net interest income          (.451)    (.461)    (.466)    (.488)    (.541)

From net realized gain            -         -         (.003)    -         -

Total distributions               (.451)    (.461)    (.469)    (.488)    (.541)

Redemption fees added to paid     .001      .000      .000      .001      .002
 in capital

Net asset value, end of period   $ 10.090  $ 10.550  $ 10.170  $ 9.850   $ 9.840

TOTAL RETURN A                    (.15)%    8.43%     8.17%     5.12%     8.07%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 48,626  $ 43,833  $ 40,231  $ 45,359  $ 43,489
(000 omitted)

Ratio of expenses to average      .55%      .55%      .55%      .40% B    .15% B
net assets

Ratio of expenses to average      .49% C    .53% C    .54% C    .39% C    .15%
net assets after expense
reductions

Ratio of net interest income      4.34%     4.44%     4.65%     4.91%     5.71%
to average net assets

Portfolio turnover rate           12%       23%       41%       74%       72%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Maryland Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The fund may be affected by economic and political developments in the state of Maryland. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions and capital loss carryforwards.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 180 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $15,013,482 and $5,579,739, respectively.

The market value of futures contracts opened and closed during the period amounted to $7,377,485 and $8,488,305, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement (effective January 1, 1999) with Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

5. EXPENSE REDUCTIONS.

FMR has entered into an arrangement on behalf of the fund with the fund's custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $29,069 under this arrangement.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Maryland Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Maryland Municipal Income Fund (a fund of Fidelity Union Street Trust) at August 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Maryland Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
October 6, 1999

DISTRIBUTIONS


During fiscal year ended 1999, 100% of the fund's income dividends was free from federal income tax, and 9.71% of the fund's income dividends was subject to the federal alternative minimum tax.

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER

Fidelity Investments
Money Management, Inc.
Merrimack, NH

OFFICERS

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
George A. Fischer, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Stanley N. Griffith, Assistant Vice President
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead
Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

SMD-ANN-1099  86027
1.536791.102

TRANSFER AND SHAREHOLDER
SERVICING AGENTS

Citibank, N.A.
New York, NY
and
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

Citibank, N.A.
New York, NY

FIDELITY'S MUNICIPAL BOND FUNDS

Spartan Arizona Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
 Municipal Income

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(fidelity_logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


SPARTAN(REGISTERED TRADEMARK)
SHORT-INTERMEDIATE
MUNICIPAL INCOME
FUND

ANNUAL REPORT
AUGUST 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   24  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  28  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  31  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          32

OF SPECIAL NOTE        33

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

In late August, just days after making what many market observers felt would be the final interest-rate hike of 1999, Federal Reserve Board Chairman Alan Greenspan re-ignited fears of further increases, calling the continued rise of stocks "inexplicable." He also indicated that stock movements would play a larger role in future monetary policy deliberations. In response, equity and bond markets retreated from solid gains earned earlier in the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year, and past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN SHORT-INTERMEDIATE        2.44%        25.16%        69.26%
MUNICIPAL INCOME

LB 1-5 Year Municipal Bond        2.96%        27.68%        n/a

Short-Intermediate Municipal      1.52%        23.40%        69.35%
Debt  Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-5 Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities between one and five years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 37 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1999   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN SHORT-INTERMEDIATE      2.44%        4.59%         5.40%
MUNICIPAL INCOME

LB 1-5 Year Municipal Bond      2.96%        5.01%         n/a

Short-Intermediate Municipal    1.52%        4.29%         5.41%
Debt  Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Spartan Short-Int. Muni     LB Municipal Bond
             00404                       LB015
  1989/08/31      10000.00                    10000.00
  1989/09/30      10016.17                     9970.20
  1989/10/31      10093.83                    10092.14
  1989/11/30      10163.32                    10268.75
  1989/12/31      10235.76                    10352.75
  1990/01/31      10240.97                    10303.78
  1990/02/28      10323.54                    10395.48
  1990/03/31      10364.12                    10398.60
  1990/04/30      10347.56                    10323.31
  1990/05/31      10442.57                    10548.67
  1990/06/30      10494.20                    10641.39
  1990/07/31      10578.21                    10797.82
  1990/08/31      10595.76                    10641.04
  1990/09/30      10658.82                    10647.10
  1990/10/31      10738.10                    10840.24
  1990/11/30      10837.77                    11058.24
  1990/12/31      10892.47                    11106.34
  1991/01/31      10992.87                    11255.39
  1991/02/28      11060.36                    11353.31
  1991/03/31      11104.82                    11357.40
  1991/04/30      11209.56                    11508.45
  1991/05/31      11277.06                    11610.76
  1991/06/30      11308.19                    11599.27
  1991/07/31      11385.77                    11740.55
  1991/08/31      11476.29                    11895.17
  1991/09/30      11567.19                    12050.05
  1991/10/31      11643.90                    12158.50
  1991/11/30      11695.48                    12192.42
  1991/12/31      11856.65                    12454.07
  1992/01/31      11906.90                    12482.46
  1992/02/29      11954.54                    12486.46
  1992/03/31      11960.40                    12491.08
  1992/04/30      12038.29                    12602.25
  1992/05/31      12104.75                    12750.58
  1992/06/30      12204.75                    12964.53
  1992/07/31      12392.11                    13353.21
  1992/08/31      12342.01                    13223.01
  1992/09/30      12403.58                    13309.49
  1992/10/31      12402.44                    13178.66
  1992/11/30      12513.92                    13414.69
  1992/12/31      12589.83                    13551.65
  1993/01/31      12716.47                    13709.26
  1993/02/28      12940.28                    14205.12
  1993/03/31      12900.51                    14054.98
  1993/04/30      12962.02                    14196.79
  1993/05/31      13012.28                    14276.58
  1993/06/30      13099.49                    14514.85
  1993/07/31      13109.97                    14533.87
  1993/08/31      13251.04                    14836.46
  1993/09/30      13338.80                    15005.45
  1993/10/31      13362.86                    15034.41
  1993/11/30      13344.72                    14901.96
  1993/12/31      13486.45                    15216.54
  1994/01/31      13576.33                    15390.31
  1994/02/28      13435.46                    14991.70
  1994/03/31      13204.42                    14381.24
  1994/04/30      13254.28                    14503.19
  1994/05/31      13333.15                    14628.93
  1994/06/30      13354.67                    14539.55
  1994/07/31      13473.27                    14806.06
  1994/08/31      13523.21                    14857.29
  1994/09/30      13488.82                    14639.19
  1994/10/31      13441.59                    14379.19
  1994/11/30      13366.92                    14119.22
  1994/12/31      13474.99                    14429.98
  1995/01/31      13624.49                    14842.39
  1995/02/28      13782.74                    15274.01
  1995/03/31      13875.16                    15449.51
  1995/04/30      13925.04                    15467.74
  1995/05/31      14089.53                    15961.31
  1995/06/30      14110.70                    15822.45
  1995/07/31      14190.35                    15972.44
  1995/08/31      14327.71                    16174.98
  1995/09/30      14377.70                    16277.36
  1995/10/31      14457.71                    16514.04
  1995/11/30      14550.31                    16788.00
  1995/12/31      14616.34                    16949.34
  1996/01/31      14711.57                    17077.30
  1996/02/29      14715.74                    16962.03
  1996/03/31      14664.11                    16745.26
  1996/04/30      14670.43                    16697.87
  1996/05/31      14693.40                    16691.19
  1996/06/30      14758.69                    16872.96
  1996/07/31      14841.63                    17026.50
  1996/08/31      14865.03                    17022.41
  1996/09/30      14947.27                    17260.73
  1996/10/31      15046.15                    17455.95
  1996/11/30      15189.00                    17775.39
  1996/12/31      15183.28                    17700.73
  1997/01/31      15238.57                    17734.19
  1997/02/28      15318.96                    17896.99
  1997/03/31      15236.38                    17658.42
  1997/04/30      15290.12                    17806.22
  1997/05/31      15422.94                    18074.03
  1997/06/30      15523.39                    18266.52
  1997/07/31      15718.76                    18772.50
  1997/08/31      15681.02                    18596.60
  1997/09/30      15781.90                    18817.34
  1997/10/31      15837.98                    18938.34
  1997/11/30      15892.16                    19049.69
  1997/12/31      16011.21                    19327.63
  1998/01/31      16114.94                    19527.09
  1998/02/28      16134.41                    19532.95
  1998/03/31      16159.78                    19550.14
  1998/04/30      16135.42                    19461.97
  1998/05/31      16273.10                    19770.05
  1998/06/30      16312.53                    19847.94
  1998/07/31      16369.77                    19897.76
  1998/08/31      16523.66                    20205.18
  1998/09/30      16643.76                    20456.94
  1998/10/31      16700.30                    20456.53
  1998/11/30      16722.01                    20528.33
  1998/12/31      16761.69                    20580.06
  1999/01/31      16917.16                    20824.76
  1999/02/28      16901.06                    20733.76
  1999/03/31      16923.25                    20762.58
  1999/04/30      16943.52                    20814.28
  1999/05/31      16948.52                    20693.76
  1999/06/30      16850.68                    20395.77
  1999/07/31      16905.23                    20470.01
  1999/08/31      16926.20                    20306.25
IMATRL PRASUN   SHR__CHT 19990831 19990909 100516 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Short-Intermediate Municipal Income Fund on August 31, 1989. As the chart shows, by August 31, 1999, the value of the investment would have grown to $16,926 - a 69.26% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,306 - a 103.06% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                  YEARS ENDED AUGUST 31,

                  1999                    1998   1997   1996    1995

Dividend returns  3.92%                   4.27%  4.38%  4.25%   4.53%

Capital returns   -1.48%                  1.10%  1.11%  -0.50%  1.42%

Total returns     2.44%                   5.37%  5.49%  3.75%   5.95%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED AUGUST 31, 1999   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share             3.24(cents)   19.50(cents)   39.53(cents)

Annualized dividend rate        3.82%         3.84%          3.90%

30-day annualized yield         3.82%         -              -

30-day annualized               5.97%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.99 over the past one month, $10.08 over the past six months and $10.13 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
The municipal bond market endured
a variety of tribulations over the past
year. While municipal bonds slightly
trailed the returns of their taxable
bond counterparts, they significantly
outperformed government bonds on
an absolute basis. For the 12-month
period ending August 31, 1999, the
Lehman Brothers Municipal Bond Index
- an index of approximately 50,000
investment-grade, fixed-rate,
tax-exempt bonds - returned 0.50%,
lagging the 0.80% one-year return of
the overall taxable-bond market, as
measured by the Lehman Brothers
Aggregate Bond Index. Meanwhile,
the market proxy for U.S. government
bonds, the Lehman Brothers
Long-Term Government Bond
Index, fell 4.99%. At the outset of
the 12-month period, municipals
were outdistanced by Treasuries,
which benefited from a massive flight
to safety during the global financial
crises of the fall. Munis were also
dragged down by 1998's
near-record issuance, which was
met by relatively subdued demand.
As supply tailed off late last year and
in early 1999, however, municipal bond
performance began to improve.
Unfortunately, a massive sell-off
by institutional investors, combined
with the fears of heightened
inflation and Y2K concerns, quickly
put a damper on municipal bonds.
Also, the Federal Reserve Board's
two subsequent rate hikes in June
and August put further downward
pressure on muni bond prices.

(photograph of Norm Lind)

An interview with Norm Lind, Portfolio Manager of Spartan
Short-Intermediate Municipal Income Fund

Q. HOW DID THE FUND PERFORM, NORM?

A. Although rising interest rates curtailed the municipal bond market's returns during the past 12 months, the fund outpaced its peers. For the 12-month period that ended August 31, 1999, the fund had a total return of 2.44%. To get a sense of how the fund did relative to its competitors, the short-intermediate municipal debt funds average returned 1.52% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers 1-5 Year Municipal Bond Index - which tracks the types of securities in which the fund invests - returned 2.96%.

Q. WHAT FACTORS LED TO THE FUND'S OUTPERFORMANCE COMPARED TO ITS PEERS DURING THE PAST 12 MONTHS?

A. During the first half of the period, the fund benefited from a larger-than-average stake in bonds with maturities between five and seven years. They generally performed better than shorter-term bonds, meaning that their yields rose less in response to rising interest rates, and their prices - which move in the opposite direction of their yields - fell less. By pushing shorter-term yields up more in percentage terms, investors essentially indicated they were more worried about higher rates over the near term, but less worried about higher rates over the long term. At the beginning of 1999, I reversed course. I sold some of the funds holdings in longer-term bonds to lock in their relatively strong performance, replacing them with bonds in the three- to five-year range, which I viewed as being priced more attractively and offering the best potential for total return. The repositioning toward intermediate-maturity bonds also helped performance because they gained ground on their longer-term counterparts during the past several months.

Q. WHAT WERE THE OTHER POSITIVES FOR THE FUND DURING THE PAST SIX
MONTHS?

A. The fund benefited from its relatively large position in premium coupon bonds, which make interest payments above prevailing market rates and trade at prices that are above face - or par - value. As interest rates rose, premiums outperformed par and discount bonds, which trade at and below face value, respectively. That's because their premium gave the bonds DE MINIMIS protection - a tax pitfall that can affect discount bonds when the bond market is on the decline. Separately, the fund was helped by its emphasis on high-quality bonds, since certain lower-quality bonds - namely hospital and industrial development bonds - came under increased pressure as interest rates rose.

Q. WHAT WERE THE DISAPPOINTMENTS DURING THE PERIOD?

A. I'd say that the biggest disappointment was my decision to keep a relatively light weighting in bonds issued in California. As I mentioned in the report to shareholders six months ago, my reluctance to add more California bonds stemmed from the fact that I thought their prices already reflected most of the state's economic good news. However, continued strong job growth and further economic expansion fueled higher tax collections and revenues for the state's municipal issuers, which ultimately translated into continued improvement in their credit quality.

Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET AND THE FUND?

A. Supply and demand conditions - which can have a dramatic effect on the municipal market's performance - appear favorable. In contrast to last year, there has been a relatively light supply of municipal bonds issued so far in 1999. In 1998, falling interest rates prompted a wave of municipal bond refundings as issuers looked to refinance their debt at lower interest rates. Those refundings made up more than one-third of the total supply of municipal bonds issued last year. So far this year, however, refunding issuance has slowed dramatically as interest rates have risen. Meanwhile, demand has been firm. However, the direction of interest rates will be the primary factor determining municipal bond performance and it's unclear whether the Federal Reserve Board will continue to raise rates as it did in June and August. Rather than trying to predict the direction of interest rates, I'll continue to look for attractively priced bonds that I believe can perform well in relation to other bonds, no matter where interest rates end up.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: seeks as high a level
of current income, exempt
from federal income tax, as
is consistent with
preservation of capital

FUND NUMBER: 404

TRADING SYMBOL: FSTFX

START DATE: December 24,
1986
SIZE: as of August 31, 1999,
more than $697 million

MANAGER: Norm Lind, since
1995; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1986

NORM LIND ON SUPPLY AND
DEMAND CHARACTERISTICS OF
THE MUNICIPAL MARKET:

"After the direction of interest
rates, supply and demand is
probably the most important
factor determining municipal
bond performance. As a portfolio
manager, I try to take advantage of
seasonal shifts, selling bonds when
supply is light and prices are fairly
advantageous, and buying when
supply is heavy and prices are
relatively cheap. For example,
municipal supply generally slows
down during the summer when
market participants - such as
investment bankers, dealers,
investors and others - go on
vacation, although supply
generally picks up again in the
remaining months of the year.
What's more interesting, in my view,
are demand patterns. In the
short-intermediate portion of the
municipal market, the primary
players are individual investors and
institutions known as `crossover'
buyers, who bounce between
tax-free and taxable bonds in
search of the best values. With the
help of Fidelity's research team, I
look for opportunities to exploit
crossover investor activity, buying
after they've unloaded municipal
bonds and prices are attractive,
and selling when there is strong
crossover demand."


INVESTMENT CHANGES





TOP FIVE STATES AS OF AUGUST
31, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE HOLDINGS 6 MONTHS AGO

New York                        14.4                     17.9

Florida                         8.4                      10.9

Texas                           7.7                      6.9

Massachusetts                   5.9                      6.9

Utah                            4.7                      5.2

TOP FIVE SECTORS AS OF AUGUST
31, 1999

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE SECTORS 6 MONTHS AGO

General Obligations             38.7                     35.8

Electric Utilities              19.2                     19.6

Escrowed/Pre-Refunded           10.0                     12.0

Education                       9.0                      8.0

Special Tax                     7.6                      6.5

AVERAGE YEARS TO MATURITY AS
OF AUGUST 31, 1999

                                                         6 MONTHS AGO

Years                           2.9                      2.9


AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF AUGUST 31, 1999

                                       6 MONTHS AGO

Years                            2.5   2.5

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION

AS OF AUGUST 31, 1999

Aaa 52.3%
Aa, A 34.0%
Baa 8.9%
Not Rated 1.2%
Short-term
Investments 3.6%

Row: 1, Col: 1, Value: 52.3
Row: 1, Col: 2, Value: 34.0
Row: 1, Col: 3, Value: 7.5
Row: 1, Col: 4, Value: 1.2
Row: 1, Col: 5, Value: 5.0

AS OF FEBRUARY 28, 1999

Aaa 50.2%
Aa, A 37.1%
Baa 7.9%
Not Rated 1.2%
Short-term
Investments 3.6%

Row: 1, Col: 1, Value: 50.2
Row: 1, Col: 2, Value: 37.1
Row: 1, Col: 3, Value: 7.9
Row: 1, Col: 4, Value: 1.2
Row: 1, Col: 5, Value: 3.6

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS AUGUST 31, 1999

Showing Percentage of Total Value of Investment in Securities



MUNICIPAL BONDS - 96.4%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

ALABAMA - 2.8%

Alabama Gen. Oblig. Rfdg.
Series A:

5.5% 10/1/00                      Aa3       $ 4,355                            $ 4,437

5.5% 10/1/01                      Aa3        14,680                             15,044

                                                                                19,481

ALASKA - 0.6%

Alaska Student Ln. Corp.
Student Ln. Rev.  Series A:

5% 7/1/03 (AMBAC Insured) (e)     Aaa        500                                505

5.1% 7/1/04 (AMBAC Insured)       Aaa        2,300                              2,331
(e)

5.55% 7/1/03 (AMBAC Insured)      Aaa        1,000                              1,026
(e)

                                                                                3,862

ARIZONA - 2.8%

Arizona Trans. Board Excise       Aaa        10,000                             10,337
Tax Rev. (Maricopa County
Reg'l. Area Road Proj.)
5.25% 7/1/05 (AMBAC Insured)

Arizona Trans. Board Hwy.         Aaa        2,800                              2,960
Rev. Sub-Series A, 6.6%
7/1/08 (Pre-Refunded to
7/1/01 @ 101.5 (f)

Maricopa County School            Aaa        3,850                              3,927
District #6 (Washington
Elementry Proj.) Series C,
5% 7/1/05  (FGIC Insured)

Phoenix Civic Impt. Corp.         Aa2        1,000                              1,028
Excise Tax Rev. Rfdg. (Arpt.
Impts.) Series A, 5.85%
7/1/01 (e)

Univ. of Arizona Univ. Rev.       AA         1,000                              1,043
Series B, 6.9% 6/1/16
(Pre-Refunded to 6/1/00 @
102) (f)

                                                                                19,295

ARKANSAS - 1.3%

Arkansas Student Ln. Auth.
Rev. Senior Series A1:

6.05% 6/1/02 (e)                  Aa         4,700                              4,836

6.05% 12/1/02 (e)                 Aa         4,455                              4,605

                                                                                9,441

CALIFORNIA - 2.0%

Clovis Unified School             Aaa        5,725                              5,536
District (Cap. Appreciation)
Series B, 0% 8/1/00 (MBIA
Insured) (Escrowed to
Maturity) (f)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

CALIFORNIA - CONTINUED

Los Angeles Dept. Wtr. & Pwr.
Elec. Plant Rev. Second Issue:

9% 10/15/00                       Aa3       $ 1,300                            $ 1,372

9% 10/15/01                       Aa3        2,000                              2,199

San Bernardino County Ctfs.       A3         4,000                              4,034
of Prtn. (Med. Ctr. Fing.
Proj.) 4.75% 8/1/00

Santa Ana Cmnty. Redev. Agcy.     AAA        1,125                              1,174
(Santa Ana Redev. Proj.
Area) Series B, 6.5%
12/15/14 (Pre-Refunded to
12/15/00 @ 102) (f)

                                                                                14,315

COLORADO - 0.9%

Arapaho County Cap. Impt.         Aaa        4,500                              2,789
Trust Fund Hwy. Rev. Series
E, 0% 8/31/08 (Pre-Refunded
to 8/31/05 @ 82.9449) (f)

Denver City & County Arpt.
Rev.:

Rfdg. Series C, 5.1% 11/15/01     Baa1       2,320                              2,325
(e)

Series C, 6.55% 11/15/02 (e)      Baa1       1,420                              1,483

                                                                                6,597

DISTRICT OF COLUMBIA - 0.6%

District of Columbia Gen.
Oblig.:

Rfdg. Series A1:

4.65% 6/1/02 (MBIA Insured)       Aaa        3,090                              3,116

4.65% 6/1/02 (MBIA Insured)       Aaa        160                                161
(Escrowed to Maturity) (f)

Series A, 7.5% 6/1/10 (AMBAC      Aaa        1,000                              1,047
Insured) (Pre-Refunded to
6/1/00 @ 102) (f)

                                                                                4,324

FLORIDA - 8.4%

Dade County Aviation Rev.         Aaa        3,500                              3,566
Rfdg. (Miami Int'l Arpt.)
Series A, 5.25% 10/1/01 (FSA
Insured) (e)

Florida Board of Ed. Cap.
Outlay (Pub. Ed.):

Series A, 5% 6/1/06               Aa2        3,725                              3,795

Series B, 5% 6/1/05               Aa2        23,105                             23,596

Florida Dept. of Trans.           Aa2        2,725                              2,888
(Right of Way Aquisition &
Bridge) 6.5% 7/1/02

Jacksonville Elec. Auth. Rev.:

3rd Installment, 5.2% 7/1/01      Aaa        875                                878
(Escrowed to Maturity) (f)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FLORIDA - CONTINUED

Jacksonville Elec. Auth.
Rev.: - continued

Rfdg. (Saint John River           Aa2       $ 1,500                            $ 1,614
Proj.) Series 10,  Issue 2,
6.5% 10/1/03

Lakeland Elec. & Wtr. Rev.
Rfdg. (Energy Sys. Proj.)
First Lien Series B:

6.3% 10/1/00 (FSA Insured)        Aaa        9,175                              9,417

6.3% 10/1/01 (FSA Insured)        Aaa        9,255                              9,649

Lee County Ind. Dev. Auth.
Health Care Facilities Rev.
(Shell Point Village Proj.)
Series A:

5.25% 11/15/04                    BBB-       500                                499

5.25% 11/15/05                    BBB-       685                                681

5.25% 11/15/06                    BBB-       1,145                              1,132

Tampa Gen. Oblig. (Catholic       Aaa        1,000                              1,036
Health) Series A3, 5.5%
11/15/02 (MBIA Insured)

                                                                                58,751

GEORGIA - 2.1%

Atlanta Arpt. Facilities Rev.     Aaa        1,500                              1,516
Rfdg. 5% 1/1/01 (AMBAC
Insured)

Georgia Gen. Oblig.:

Series B, 5.75% 8/1/01            Aaa        9,750                              10,041

Series C, 5.75% 9/1/00            Aaa        3,065                              3,128

                                                                                14,685

HAWAII - 2.7%

Hawaii Arpt. Sys. Rev. Series     Aaa        1,000                              1,044
2, 7.4% 7/1/02 (FGIC
Insured) (e)

Hawaii Gen. Oblig.:

Rfdg. Series CO, 4.625%           Aaa        5,000                              5,044
9/1/01  (FGIC Insured)

Series CN, 6.25% 3/1/02 (FGIC     Aaa        2,000                              2,087
Insured)

Series CP, 5.5% 10/1/06 (FGIC     Aaa        5,675                              5,914
Insured)

Honolulu City & County Gen.
Oblig. Series B:

5.5% 11/1/04 (FGIC Insured)       Aaa        465                                485

5.5% 11/1/04 (FGIC Insured)       Aaa        4,160                              4,353
(Escrowed to Maturity) (f)

                                                                                18,927

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

IOWA - 0.4%

Iowa Student Ln. Liquidity
Corp. Student Ln. Rev.:

Series A, 6.35% 3/1/01            Aa1       $ 1,500                            $ 1,539

Series D, 7% 12/1/03 (AMBAC       Aaa        1,535                              1,593
Insured) (e)

                                                                                3,132

KENTUCKY - 2.1%

Kentucky Property & Bldgs.        Aa3        9,000                              9,208
Commission Rev. Rfdg. (Proj.
#59) 6% 11/1/00

Owensboro Elec. Lt. & Pwr.        Aaa        5,450                              5,153
Rev. Rfdg. Series B, 0%
1/1/01 (AMBAC Insured)

                                                                                14,361

LOUISIANA - 0.3%

Louisiana Pub. Facilities         Aaa        1,900                              1,943
Auth. Rfdg. (Student Ln.)
Series A1, 6.2% 3/1/01

MARYLAND - 2.6%

Maryland Gen. Oblig. (State &
Local Facilities Ln. Proj.):

Series 1, 5% 3/1/07               Aaa        3,250                              3,303

Series 2, 5% 7/15/01              Aaa        4,000                              4,065

Montgomery County Gen. Oblig.     Aaa        4,000                              4,087
(Consolidated Pub. Impt.)
Series A, 5.2% 10/1/01

Univ. of Maryland Sys.            Aa3        6,325                              6,433
Auxiliary Facility & Tuition
Rev. Rfdg. Series B, 5%
10/1/01

                                                                                17,888

MASSACHUSETTS - 5.9%

Holyoke Gen. Oblig. Rfdg.         Aaa        500                                515
5.25% 8/1/06  (FSA Insured)

Massachusetts Gen. Oblig.:

(Consolidated Ln. Proj.):

Series A, 6.2% 6/1/03             Aa3        6,000                              6,334

Series C, 6.75% 8/1/06            Aaa        1,000                              1,067
(Pre-Refunded to 8/1/01 @
102) (f)

Rfdg. Series A, 5% 8/1/01         Aa3        1,000                              1,016

Massachusetts Health & Edl.       Aaa        3,900                              3,881
Facilities Auth. Rev. Rfdg.
(Fairview Extended Care)
Series B, 4.55% 1/1/21 (MBIA
Insured)

Massachusetts Ind. Fin. Agcy.     BBB        3,000                              2,981
Resource Recovery Rev. Rfdg.
(Ogden Haverhill Proj.)
Series A, 4.5% 12/1/01

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

MASSACHUSETTS - CONTINUED

Massachusetts Ind. Fin. Agcy.     A1        $ 4,510                            $ 4,354
Rev. (Cap. Appreciation)
(Massachusetts Biomedical
Research) Series A1, 0%
8/1/00

Massachusetts Wtr. Resources
Auth.:

Rfdg. Series C, 5.25% 12/1/01     A1         2,000                              2,046

Series A, 7.125% 4/1/00           A1         1,500                              1,528

New England Ed. Ln. Marketing
Corp.:

Massachusetts Student Ln.
Rev. Rfdg.: Senior Issue D:

6% 9/1/99                         Aaa        7,000                              7,000

6.2% 9/1/00                       Aaa        2,000                              2,038

Series B, 5.4% 6/1/00             Aa2        8,500                              8,577

                                                                                41,337

MICHIGAN - 2.0%

Detroit Convention Facilities
Rev. Rfdg. (Cobo Hall
Expansion Proj.):

4.75% 9/30/00                     A          5,220                              5,272

4.8% 9/30/01                      A          1,000                              1,007

Michigan Hosp. Fin. Auth.
Rev. Rfdg.:

(Genesys Reg'l. Med. Hosp.)
Series A:

5.25% 10/1/02                     Baa2       2,040                              2,040

5.25% 10/1/03                     Baa2       1,000                              995

(Mercy Health Svcs.):

Series S, 5.75% 8/15/05           Aa3        1,275                              1,320

Series T, 5.75% 8/15/05           Aa3        3,070                              3,179

                                                                                13,813

MINNESOTA - 2.9%

Minneapolis Gen. Oblig. (Cap.
Appreciation) Series B:

0% 12/1/02                        Aaa        1,300                              1,130

0% 12/1/03                        Aaa        500                                414

0% 12/1/04                        Aaa        1,500                              1,181

Minnesota Gen. Oblig.:

Rfdg. 4.4% 8/1/03                 Aaa        1,200                              1,204

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

MINNESOTA - CONTINUED

Minnesota Gen. Oblig.: -
continued

4.75% 8/1/01                      Aaa       $ 12,250                           $ 12,390

5.9% 8/1/05 (Pre-Refunded to      Aaa        3,815                              3,983
8/1/02 @ 100) (f)

                                                                                20,302

MISSOURI - 0.6%

Kansas City Arpt. Rev. Rfdg.      Aaa        4,085                              4,181
(Gen. Impt. Proj.)  Series
A, 5.25% 9/1/03 (FSA
Insured) (e)

MONTANA - 0.1%

Montana Higher Ed. Student        A          450                                453
Assistance Corp. Student Ln.
Rev. Series B, 6.6% 12/1/99
(e)

NEBRASKA - 1.9%

Nebraska Pub. Pwr. District
Rev.:

Series A, 5.25% 1/1/05 (MBIA      Aaa        10,000                             10,281
Insured)

5.4% 7/1/01                       A1         3,085                              3,147

                                                                                13,428

NEVADA - 0.4%

Clark County Hwy. Impt. Rev.      Aaa        2,000                              2,029
(Motor Vehicle Fuel Tax) 5%
7/1/01 (AMBAC Insured)

Clark County Rev. (Flood          Aa3        1,000                              1,036
Cont.) 6% 11/1/01

                                                                                3,065

NEW JERSEY - 3.3%

New Jersey Gen. Oblig. 5.25%      Aa1        8,745                              8,996
3/1/07

New Jersey Health Care            A3         3,500                              3,650
Facilities Fing. Auth. Rev.
Rfdg. (Atlantic City Med.
Ctr.) Series C, 6.45% 7/1/02

New Jersey Trans. Corp.
Series A:

5.25% 9/1/01 (FSA Insured)        Aaa        5,000                              5,081

5.4% 9/1/02 (FSA Insured)         Aaa        5,000                              5,130

                                                                                22,857

NEW MEXICO - 0.6%

Albuquerque Arpt. Rev. Rfdg.:

6.25% 7/1/00 (AMBAC Insured)      Aaa        660                                673
(e)

6.25% 7/1/01 (AMBAC Insured)      Aaa        980                                1,013
(e)

New Mexico Edl. Assistance        Aaa        2,365                              2,449
Foundation Student Ln.
Series IV A1, 6.5% 3/1/04 (e)

                                                                                4,135

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NEW YORK - 14.4%

Long Island Pwr. Auth. Elec.
Sys. Rev.:

Series A, 5.5% 12/1/06 (AMBAC     Aaa       $ 4,000                            $ 4,189
Insured)

4.25% 4/1/00                      Baa1       14,235                             14,250

Muni. Assistance Corp. for
New York City:

Rfdg. Series E, 5.5% 7/1/01       Aa2        20,400                             20,871

Series G, 5.5% 7/1/01             Aa2        5,000                              5,116

New York City Gen. Oblig.:

Rfdg.:

Series A, 5.7% 8/1/02             A3         1,500                              1,551

Series H, 5.4% 8/1/04             A3         3,935                              4,058

Series D:

6.6% 2/1/03                       A3         975                                1,036

6.6% 2/1/03 (Escrowed to          A3         25                                 27
Maturity) (f)

Series F:

8.1% 11/15/99                     A3         285                                287

8.1% 11/15/99 (Escrowed to        Aaa        265                                267
Maturity) (f)

Series H:

5% 8/1/05                         A3         8,050                              8,134

6.9% 2/1/01                       A3         265                                274

6.9% 2/1/01 (Escrowed to          Aaa        135                                140
Maturity) (f)

Series J, 6% 2/15/04              A3         3,000                              3,151

New York State Dorm. Auth.        A3         1,500                              1,536
Rev. (Mental Health Svcs.
Facilities) Series A, 6%
2/15/01

New York State Envir.             Baa1       5,000                              5,114
Facilities Corp. Resource
Recovery Rev. (Huntington
Proj.) Series A, 7.5%
10/1/12 (Pre-Refunded to
10/1/99 @ 102) (e)(f)

New York State Local Govt.
Assistance Corp.:

Rfdg. Series A, 5.5% 4/1/04       Aaa        2,700                              2,811
(AMBAC Insured)

Series B, 7.5% 4/1/20             Aaa        10,500                             11,250
(Pre-Refunded to 4/1/01 @
102) (f)

New York State Med. Care          Aaa        1,785                              1,925
Facilities Fin. Agcy. Rev.
(Mental Health Services
Facilities)  Series C, 7.3%
2/15/21 (Pre-Refunded to
8/15/01 @ 102) (f)

New York State Thruway Auth.      AAA        4,495                              4,577
Hwy. & Bridge Trust Fund
Series B, 5% 4/1/05 (FGIC
Insured)

New York State Thruway Auth.
Svc. Contract Rev. (Local
Hwy. & Bridge):

5.4% 4/1/03                       Baa1       2,750                              2,814

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NEW YORK - CONTINUED

New York State Thruway Auth.
Svc. Contract Rev. (Local
Hwy. & Bridge): - continued

6% 4/1/01                         Baa1      $ 1,100                            $ 1,127

6% 4/1/03                         Baa1       2,300                              2,399

Triborough Bridge & Tunnel        Aa3        3,885                              4,072
Auth. Rev. Rfdg. Series B,
6% 1/1/03

                                                                                100,976

NORTH CAROLINA - 4.1%

North Carolina Eastern Muni.
Pwr. Agcy. Pwr. Sys. Rev.
Rfdg.:

Series A:

5.2% 1/1/01                       Baa1       3,000                              3,002

7.875% 1/1/02                     Baa1       9,255                              9,778

Series B, 5.5% 1/1/02             Baa3       1,000                              1,005

North Carolina Gen. Oblig.
(Pub. School  Bldg. Proj.):

4.5% 4/1/01                       Aaa        10,000                             10,062

4.6% 4/1/03                       Aaa        4,000                              4,037

North Carolina Muni. Pwr.         Baa1       1,000                              1,011
Agcy. #1 Catawba Elec. Rev.
Rfdg. 5.75% 1/1/02

                                                                                28,895

OHIO - 4.2%

Butler County Trans. Impt.        Aaa        2,605                              2,661
District Series A,  5%
4/1/04 (FSA Insured)

Cleveland Arpt. Sys. Rev.         Aaa        1,000                              1,033
Series A, 5.5% 1/1/05 (FSA
Insured) (e)

Franklin County Gen. Oblig.       -          3,800                              4,043
(Courthouse) 6.375% 12/1/17
(Pre-Refunded to  12/1/01 @
102) (f)

Ohio Bldg. Auth.:

(Administration Bldg. Fund)       Aa2        2,175                              2,235
Series A, 5.5% 10/1/01

Rfdg. (State Correctional         Aa2        5,600                              5,995
Facilities Proj.)  Series A,
6% 10/1/05

Ohio Wtr. Dev. Auth. Poll.
Cont. Faclilties Rev.:

(Wtr. Cont. Ln. Fund) 5.25%       Aaa        2,310                              2,381
6/1/06  (MBIA Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

OHIO - CONTINUED

Ohio Wtr. Dev. Auth. Poll.
Cont. Faclilties Rev.: -
continued

Rfdg. (Ohio Edison Co. Proj.)     Baa3      $ 10,000                           $ 9,905
Series A,  4.25%, tender
6/1/01

Ohio Wtr. Dev. Auth. Rev.         Aaa        1,350                              1,401
(Fresh Wtr. Svc.)  5.4%
6/1/05 (AMBAC Insured)

                                                                                29,654

PENNSYLVANIA - 1.9%

Pennsylvania Higher Edl.          A2         4,000                              4,016
Facilities Auth. Health
Svcs. Rev. Rfdg. (Univ. of
Pennslyvania)  Series A,
5.125% 1/1/01

Philadelphia Gas Works Rev.       Aaa        5,000                              5,122
Series A, 5.25% 7/1/05 (FSA
Insured)

Somerset County Gen. Auth.        Aaa        4,000                              4,171
Commonwealth Lease Rev.
6.25% 10/15/11 (FGIC
Insured) (Pre-Refunded to
10/15/01 @ 100) (f)

                                                                                13,309

SOUTH CAROLINA - 4.1%

Charleston County School          Aa1        5,000                              4,991
District 4% 2/1/01

Richland County School            Aaa        1,100                              1,131
District #2 Series B, 5.6%
3/1/02 (MBIA Insured)

South Carolina Ed. Assistance
Auth. Rev.:

(Insured Student Ln.):

6.3% 9/1/01 (e)                   -          1,400                              1,439

6.6% 9/1/99 (e)                   -          2,845                              2,845

Rfdg. (Guaranteed Student         A          7,045                              7,045
Ln.) Sub Lien B,  5% 9/1/99
(e)

South Carolina Gen. Oblig.        Aaa        5,000                              5,153
(Cap. Impt. Proj.) Series B,
5.75% 8/1/01

South Carolina Pub. Svc.
Auth. Rev. Rfdg.:

(Santee Cooper Proj.) Series      Aaa        4,145                              4,394
B, 6.5% 7/1/26 (Pre-Refunded
to 7/1/01 @ 102) (f)

Series A, 6.25% 1/1/01 (AMBAC     Aaa        2,005                              2,058
Insured)

                                                                                29,056

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

TENNESSEE - 0.3%

Memphis-Shelby County Arpt.
Auth. Arpt. Rev. Rfdg.
Series A:

5.25% 2/15/01 (MBIA Insured)      Aaa       $ 800                              $ 810
(e)

5.25% 2/15/02 (MBIA Insured)      Aaa        1,000                              1,015
(e)

                                                                                1,825

TEXAS - 7.7%

Alamo Cmnty. College District     Aaa        3,350                              3,293
Rfdg. (Cap. Appreciation) 0%
2/15/00 (AMBAC Insured)

Alief Independent School          Aaa        1,000                              899
District Rfdg. (Cap.
Appreciation) 0% 2/15/02

Conroe Independent School         Aaa        1,190                              1,172
District Rfdg. (Schoolhouse)
0% 2/1/00 (MBIA Insured)

Corpus Christi Independant        Aaa        1,600                              1,474
School District Rfdg. (Cap.
Appreciation) 0% 8/15/01

Dallas County Gen. Oblig. 7%      Aaa        1,750                              1,842
8/15/01

Deer Park Independent School      Aaa        2,240                              1,918
District Rfdg.  0% 2/15/03

Harris County Gen. Oblig. Sub     Aa1        3,490                              3,215
Lien Rev. Rfdg. (Cap.
Appreciation) (Toll Road) 0%
8/1/01

Houston Wtr. & Swr. Sys. Rev.     Aaa        3,170                              3,425
Series A, 6.375% 12/1/22
(MBIA Insured) (Pre-Refunded
to 12/1/02 @ 102) (f)

Irving Independent School
District:

(Cap. Appreciation) 0% 2/15/04    Aaa        3,985                              3,234

Rfdg. (Cap. Appreciation) 0%      Aaa        3,100                              2,654
2/15/03

Klein Independent School
District Rfdg.:

5.25% 8/1/05                      Aaa        1,600                              1,650

5.25% 8/1/06                      Aaa        2,000                              2,056

North Health Facilities Dev.      Aaa        2,050                              2,052
Corp. Hosp. Rev. Rfdg.
(United Reg'l. Health Care
Sys. Proj.) 4.5% 9/1/02
(MBIA Insured)

San Antonio Gen. Oblig.
Series 2000:

4.5% 2/1/05 (b)                   Aa2        1,035                              1,022

5% 2/1/06 (b)                     Aa2        1,085                              1,095

5% 2/1/07 (b)                     Aa2        1,135                              1,147

San Antonio Wtr. Rev. 6.2%        Aaa        4,665                              4,940
5/15/03  (FGIC Insured)

Texas A & M Univ. Rev. Rfdg.      Aa2        2,300                              2,343
(Fing. Sys.)  5.25% 5/15/01

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Texas Gen. Oblig. Rfdg. (Cap.
Appreciation):

(Pub. Fin. Auth.) Series A,       Aaa       $ 9,000                            $ 8,249
0% 10/1/01 (AMBAC Insured)

(Superconducting) Series C,       Aaa        2,750                              2,458
0% 4/1/02  (FGIC Insured)

Univ. of Texas Permanent          Aaa        4,000                              4,127
Univ. Fund  5.25% 7/1/06

                                                                                54,265

UTAH - 4.7%

Intermountain Pwr. Agcy. Pwr.
Supply Rev.:

Rfdg.:

(Cap. Appreciation) Series B:

0% 7/1/00 (MBIA Insured)          Aaa        3,500                              3,392

0% 7/1/01 (AMBAC Insured)         Aaa        5,000                              4,630

Series C, 6% 7/1/01 (MBIA         Aaa        2,000                              2,064
Insured)

Series 1, 0% 7/1/15               Aaa        7,500                              7,338
(Pre-Refunded to 7/1/00 @
101) (f)

Series B, 5.5% 7/1/01 (MBIA       Aaa        13,825                             14,144
Insured)

Salt Lake City Wtr. & Swr.        Aaa        1,650                              1,691
Rev. Rfdg. 6% 2/1/01 (AMBAC
Insured)

                                                                                33,259

VIRGINIA - 2.7%

Fairfax County Gen. Oblig.
Rfdg. (Pub. Impt. Proj.)
Series A:

4.75% 6/1/03                      Aaa        3,595                              3,648

5% 6/1/07                         Aaa        10,990                             11,173

Virginia Gen. Oblig. 6% 6/1/02    Aaa        1,810                              1,892

Virginia Pub. School Auth.        Aa1        2,000                              2,093
Series A, 6% 8/1/02

                                                                                18,806

WASHINGTON - 4.3%

Clark County Pub. Util. # 1       Aaa        2,000                              2,069
Generating Sys. Rev. 6%
1/1/02 (FGIC Insured)

Pierce County School District     Aaa        11,295                             11,500
No. 10 (Tacoma Proj.) 5%
12/1/02 (FSA Insured)

Washington Gen. Oblig. Rfdg.      Aa1        1,000                              1,038
Series R96B, 5.5% 7/1/03

Washington Pub. Pwr. Supply       Aa1        3,000                              3,147
Sys. Rfdg. (Nuclear Proj.
#1) Series A, 6.5% 7/1/02

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

WASHINGTON - CONTINUED

Washington Pub. Pwr. Supply
Sys. Rev. Rfdg.:

(Nuclear Proj. #2):

Series A:

4.8% 7/1/04                       Aa1       $ 3,000                            $ 2,999

6.5% 7/1/02                       Aa1        2,220                              2,329

Series B, 5.5% 7/1/03             Aa1        2,000                              2,053

(Nuclear Proj. #3) Series C,      Aaa        5,000                              5,057
5% 7/1/06  (FSA Insured)

                                                                                30,192

WISCONSIN - 0.7%

Wisconsin Gen. Oblig. Series      Aa2        1,370                              1,394
C, 5.25% 5/1/01

Wisconsin Health & Edl.           Aaa        3,000                              3,221
Facilities Auth. Rev. (St.
Lukes Med. Ctr. Proj.) 7.1%
8/15/11 (MBIA Insured)
(Pre-Refunded to 8/15/01 @
102) (f)

                                                                                4,615

TOTAL MUNICIPAL BONDS                                                         675,425
(Cost $675,424)


CASH EQUIVALENTS - 3.6%

                                              SHARES

Municipal Central Cash Fund,                  25,118,163                      25,118
3.30% (c)(d) (Cost $25,118)

TOTAL INVESTMENT IN                                                        $ 700,543
SECURITIES - 100%
(Cost $700,542)


LEGEND

(a) Standard & Poor's (registered trademark) credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Security purchased on a delayed delivery or when-issued basis.

(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.

(d) The rate quoted is the annualized seven-day yield of the fund at period end.

(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(f) Security collateralized by an amount sufficient to pay interest and principal.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        83.4%      AAA, AA, A    82.1%

Baa               8.2%       BBB           4.8%

Ba                0.0%       BB            0.0%

B                 0.0%       B             0.0%

Caa               0.0%       CCC           0.0%

Ca, C             0.0%       CC, C         0.0%

                             D             0.0%

The percentage not rated by Moody's or S&P amounted to 1.2%.

The distribution of municipal securities by revenue source, as a percentage of total value of investments in securities, is as follows:

General Obligations          38.7%

Electric Utilities           19.2

Escrowed/Pre-Refunded        10.0

Education                     9.0

Special Tax                   7.6

Others (individually less    15.5
than 5%)

                            100.0%

INCOME TAX INFORMATION

At August 31, 1999, the aggregate cost of investment securities for income tax purposes was $700,542,000. Net unrealized appreciation aggregated $1,000, of which $3,816,000 related to appreciated investment securities and $3,815,000 related to depreciated investment securities.

The fund hereby designates approximately $649,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                   AUGUST 31, 1999

ASSETS

Investment in securities, at              $ 700,543
value (cost $700,542) -  See
accompanying schedule

Cash                                       12

Receivable for investments                 11,423
sold

Receivable for fund shares                 191
sold

Interest receivable                        8,695

Other receivables                          1

 TOTAL ASSETS                              720,865

LIABILITIES

Payable for investments         $ 17,989
purchased Regular delivery

 Delayed delivery                3,324

Payable for fund shares          1,042
redeemed

Distributions payable            408

Accrued management fee           324

Other payables and accrued       6
expenses

 TOTAL LIABILITIES                         23,093

NET ASSETS                                $ 697,772

Net Assets consist of:

Paid in capital                           $ 697,222

Accumulated undistributed net              549
realized gain (loss)  on
investments

Net unrealized appreciation                1
(depreciation) on investments

NET ASSETS, for 69,792 shares             $ 697,772
outstanding

NET ASSET VALUE, offering                  $10.00
price and redemption price
per share ($697,772 (divided
by) 69,792 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS      YEAR
                          ENDED AUGUST 31, 1999

INTEREST  INCOME                       $ 29,672

EXPENSES

Management fee                $ 3,673

Non-interested trustees'       2
compensation

 Total expenses before         3,675
reductions

 Expense reductions            (7)      3,668

NET INTEREST INCOME                     26,004

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities         2,768

 Futures contracts             (91)     2,677

Change in net unrealized                (13,114)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                         (10,437)

NET INCREASE (DECREASE) IN             $ 15,567
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED AUGUST 31, 1999  YEAR ENDED AUGUST 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 26,004                    $ 28,736

 Net realized gain (loss)         2,677                       3,674

 Change in net unrealized         (13,114)                    3,903
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       15,567                      36,313
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (26,004)                    (28,736)
from net interest income

Share transactions Net            337,840                     218,070
proceeds from sales of shares

 Reinvestment of distributions    20,370                      23,954

 Cost of shares redeemed          (299,020)                   (326,250)

 NET INCREASE (DECREASE) IN       59,190                      (84,226)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       48,753                      (76,649)
IN NET ASSETS

NET ASSETS

 Beginning of period              649,019                     725,668

 End of period                   $ 697,772                   $ 649,019

OTHER INFORMATION
Shares

 Sold                             33,370                      21,596

 Issued in reinvestment of        2,011                       2,373
distributions

 Redeemed                         (29,541)                    (32,320)

 Net increase (decrease)          5,840                       (8,351)


FINANCIAL HIGHLIGHTS

YEARS ENDED AUGUST 31,           1999      1998      1997      1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.150  $ 10.040  $ 9.930   $ 9.980  $ 9.840
period

Income from Investment            .395      .419      .425      .418     .429
Operations Net interest
income

Net realized and unrealized       (.150)    .110      .110      (.050)   .140
gain (loss)

Total from investment             .245      .529      .535      .368     .569
operations

Less Distributions

From net interest income          (.395)    (.419)    (.425)    (.418)   (.429)

Net asset value, end of period   $ 10.000  $ 10.150  $ 10.040  $ 9.930  $ 9.980

TOTAL RETURN A                    2.44%     5.37%     5.49%     3.75%    5.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 698     $ 649     $ 726     $ 791    $ 909
(in millions)

Ratio of expenses to average      .55%      .55%      .55%      .54% B   .55%
net assets

Ratio of net interest income      3.89%     4.15%     4.25%     4.17%    4.38%
to average net assets

Portfolio turnover rate           66%       33%       32%       78%      51%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

NOTES TO FINANCIAL STATEMENTS
For the period ended August 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Short-Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Union Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions and capital loss carryforwards. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED

investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $441,004,000 and $430,720,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $23,266,000 and $23,402,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement(effective January 1, 1999) with FIMM, a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

5. EXPENSE REDUCTIONS.

FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $7,000 under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Union Street Trust and the Shareholders of Spartan Short-Intermediate Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Short-Intermediate Municipal Income Fund (a fund of Fidelity Union Street Trust) at August 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Short-Intermediate Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
October 6, 1999

DISTRIBUTIONS


During fiscal year ended 1999, 100% of the fund's income dividends was free from federal income tax, and 9.98% of the fund's income dividends was subject to the federal alternative minimum tax.

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)
1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5587

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI




INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISER

Fidelity Investments Money
Management, Inc.
Merrimack, NH

OFFICERS

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Norman U. Lind, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Stanley N. Griffith, Assistant Vice President
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD

J. Gary Burkhead

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

STM-ANN-1099  85823
1.536709.102

TRANSFER AND SHAREHOLDER
SERVICING AGENTS

Citibank, N.A.
New York, NY and
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

Citibank, N.A.
New York, NY

FIDELITY'S MUNICIPAL BOND FUNDS

Spartan Arizona Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(fidelity_logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com